Exhibit 99.1
Hearing Date: October 10, 2008 at 10:00 a.m. (prevailing Eastern time)
Objection Deadline: October 7, 2008 at 4:00 p.m. (prevailing Eastern time)
LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:

Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
NOTICE OF DEBTOR’S MOTION FOR THE ENTRY OF AN ORDER (A)
AUTHORIZING THE DEBTOR TO SELL SUBSTANTIALLY ALL OF ITS ASSETS
TO HDNET LLC SUBJECT TO HIGHER AND BETTER OFFERS, (B) APPROVING
BID PROCEDURES, (C) SCHEDULING AUCTION AND SALE HEARING, AND (E)
FOR RELATED RELIEF
          PLEASE TAKE NOTICE THAT on September 19, 2008, the debtor and debtor in possession in the above captioned case (the “Debtor”) filed a motion (the “Motion”) for orders under 11 U.S.C. §§ 363 and 365 and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014 (a) authorizing the Debtor to sell substantially all of its assets to HDNet LLC subject to higher and better offers, (b) approving bid procedures, (c) scheduling auction and sale hearing, and (e) for related relief.

          PLEASE TAKE FURTHER NOTICE that a hearing (the “Hearing”) on the Motion will be held on October 10, 2008 at 10:00a.m. (prevailing Eastern time) before the Honorable Martin Glenn, United States Bankruptcy Judge for the Southern District of New York, Room 501, One Bowling Green, New York, New York 10004.
          PLEASE TAKE FURTHER NOTICE that objections to the Motion, if any, must be in writing, shall conform to the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court and shall be filed with the Bankruptcy Court electronically by registered users of the Bankruptcy Court’s case filing system (the User’s Manual for the Electronic Case Filing System can be found at http://www.nysb.uscourts.gov, the official website for the Bankruptcy Court) and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Format (PDF), WordPerfect or any other Windows-based word processing format (in either case, with a hard copy delivered directly to the Chambers of the Honorable Martin Glenn, U.S.B.J., United States Bankruptcy Court, One Bowling Green, Room 501, New York, New York 10004); and shall be served upon: (i) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq.), (ii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (iii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004, (Attention: Serene Nakano, Esq.)., so as to be actually received on or before October 7, 2008 at 4:00 p.m. (prevailing Eastern time) (the “Objection Deadline”).
          PLEASE TAKE FURTHER NOTICE that only those objections made in writing and timely filed and received by the Objection Deadline will be considered by the Bankruptcy Court at the Hearing, and that if no objections to the Motion are timely filed and served in accordance with the procedures set forth herein, the Bankruptcy Court may enter a final order granting the Motion without further notice.

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Proposed Counsel to the Debtor and Debtor in Possession
Dated: September 19, 2008
New York, New York

Hearing Date: October 10, 2008 at 10:00 a.m. (prevailing Eastern time)
Objection Deadline: October 7, 2008 at 4:00 p.m. (prevailing Eastern time)
LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:

Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
DEBTOR’S MOTION FOR THE ENTRY OF AN ORDER (A) AUTHORIZING
THE DEBTOR TO SELL SUBSTANTIALLY ALL OF ITS ASSETS TO HDNET LLC
SUBJECT TO HIGHER AND BETTER OFFERS, (B) APPROVING BID
PROCEDURES, (C) SCHEDULING AUCTION AND SALE HEARING, AND (E) FOR
RELATED RELIEF
     IFL Corp. (the “Debtor”), by its proposed attorneys, submits this motion (the “Motion”) for orders (a) authorizing the Debtor to sell all or substantially all of its assets to HDNet LLC subject to higher and better offers, (b) approving bid procedures, (c) scheduling auction and sale hearing, and (d) granting related relief. In support of this Motion, the Debtor respectfully states:

RELIEF REQUESTED
          1. By this Motion, the Debtor seeks entry of two orders. First, at the hearing on October 10, 2008, the Debtor requests entry of an order, substantially in the form attached hereto as Exhibit A (the “Bidding Procedures Order”), approving the Bidding Procedures (defined below), notice procedures, and certain bid protections to be provided to the Purchaser (defined below) pursuant to the Agreement (defined below) as described more fully herein. Second, subject to the terms of the Bidding Procedures Order, at a hearing to be scheduled by the Court, the Debtor requests entry of an order, substantially in the form attached hereto as Exhibit B (the “Sale Order”), authorizing and approving the sale to the Purchaser or the entity that submits the highest and best offer, and the assumption and assignment of the Assumed Contracts (defined below).
          2. As discussed below, the Debtor believes that a sale of its assets on the terms and conditions described herein and in the Agreement is its best opportunity under the circumstances to maximize the value of its assets and business and that, therefore, the sale is in the best interests of the estate and creditors.
JURISDICTION AND VENUE
          3. This Court has jurisdiction to consider this matter pursuant to 28 U.S.C. §§ 157 and 1334. Venue is proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409.
          4. The statutory predicates for the relief requested herein are sections 105(a), 363 and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006 and 9014.
BACKGROUND
A. In General.
          5. On September 15, 2008, (the “Petition Date”), the Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).
          6. The Debtor continues to operate its business and manage its properties as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee, examiner or creditors’ committee has been appointed in this case.
          7. For information concerning the Debtor’s business, prepetition indebtedness and capital structure, events leading to the Debtor’s chapter 11 case and other pertinent matters, the Court and parties are commended to the Affidavit Pursuant to Local Bankruptcy Rule 1007-2 and In Support of the Debtor’s Petition and First Day Motions (Doc. No. 2).
B. The Debtor’s Efforts To Market The Assets For Sale.
          8. Prior to the Petition Date, and continuing unabated through the present time, the Debtor has extensively marketed the Assets for sale. Beginning in January 2008, the Debtor identified numerous sports entertainment, media, and financial entities it believed may have an interest in acquiring the Assets. Over the next several months, representatives of the Debtor had discussions with twenty-two (22) different entities about a possible transaction. Approximately three (3) of these entities conducted due diligence and the Debtor engaged in advanced discussions about a possible sale with two of them. Unfortunately, neither of these entities submitted an offer to purchase the Assets or enter into another transaction with the Debtor.
          9. When these discussions failed to yield an offer, the Debtor retained an independent financial advisor, Vested Capital, Inc. (“Vested Capital”), in July 2008 to market the Assets for sale. Upon its retention by the Debtor, Vested Capital compiled a list of approximately seventeen (17) sports entertainment, media, and financial entities it believed may have an interest in acquiring the Assets. Of these entities, ten (10) conducted due diligence but none submitted an offer to purchase the Assets or enter into another transaction with the Debtor.
          10. Subsequently, the Debtor was introduced to HDNet which, after conducting due diligence and discussing a transaction with the Debtor, submitted an offer (described below) to purchase substantially all of the Debtor’s assets. HDNet also agreed to serve as the stalking horse bidder and to subject its offer to higher and better offers in a Bankruptcy Code section 363 sale. It is important to note that HDNet is not affiliated with the Debtor or its officers, directors, parent or affiliates and has been represented by its own counsel since the outset of the negotiations.
C. The Stalking Horse Bid And Asset Purchase Agreement.
          11. Prior to the Petition Date, the Debtor negotiated an asset purchase agreement (the “Agreement”) with HDNet LLC (“HDNet” or the “Purchaser”). A copy of the Agreement is annexed hereto as Exhibit C.1 HDNet is an all-high definition national television broadcast network that televises original and third-party series, movies, news, and sports programming. HDNet is available on such systems as DIRECTV, DISH Network, Time Warner Cable, Charter Communications, and other cable companies affiliated with the National Cable Television Cooperative. HDNet is not affiliated with the Debtor, the Debtor’s officers, directors, parent or affiliates.

[1]	The Debtor seeks authority to enter in an Agreement substantially in the form of Exhibit C.

          12. Pursuant to the Agreement, the Debtor proposes to sell, assign and transfer to HDNet substantially all of its assets free and clear of all liens, claims and encumbrances. The Debtor’s assets are not presently encumbered. The assets to be sold (the “Assets”) include:2
(a)	all Equipment listed on Schedule 2.1(a) to the Agreement;

(b)	all Contracts listed or described on Schedule 2.1(b) of the Agreement (the “Assumed Contracts”);

(c)	all Intellectual Property (including all goodwill associated therewith) including, without limitation, the Debtor’s film, video and image library, as more particularly set forth on Schedule 2.1(c) to the Agreement;

(d)	all Documents related to the Assets;

(e)	all goodwill and other intangible assets associated with the Debtor’s business or the Assets;

(f)	any proprietary rights in Internet protocol addresses, ideas, concepts, methods, processes, formulae, models, methodologies, algorithms, reports, data, customer lists, mailing lists, business plans, market surveys, market research studies, websites, information contained on drawings and other documents, information relating to research, development or testing, and documentation and media constituting, describing or relating to the Intellectual Property, including memoranda, manuals, technical specifications and other records wherever created throughout the world, but excluding reports of accountants, investment bankers, crisis managers, turnaround consultants and financial advisors or consultants; and

(g)	all advertising, marketing and promotional materials, studies, reports and all other printed or written materials relating to the Business.
          13. As consideration for the transaction, HDNet will pay $650,000.00 plus the cost to cure any executory contracts to be assumed by the Debtor and assigned to HDNet (the “Purchase Price”), as more particularly set forth in the Agreement and Schedule 2.1(b) thereto.3

[2]	Unless otherwise defined herein, capitalized terms used in the following section shall have the meanings ascribed to such terms in the Agreement.

[3]	The Debtor is presently unaware of any arrears under the Assumed Contracts and expects that, consequently, there will be no cure costs.

          14. If HDNet is not the successful bidder for the assets, it is entitled to a break-up fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement) (the “Break-Up Fee”). See Agreement at § 9.2.
          15. The proposed sale is subject to the approval of this Court and additional competitive bidding pursuant to the Bidding Procedures described below.
D. The Proposed Bidding Procedures.
          16. The Sale of the Debtor’s assets is subject to higher or otherwise better offers pursuant to the Bidding Procedures. Accordingly, the Debtor seeks approval of the Bidding Procedures attached hereto as Exhibit D. The Bidding Procedures describe, among other things, the assets available for sale, the manner in which bidders and bids become “qualified,” the coordination of diligence efforts among bidders, the receipt and negotiation of bids received, the conduct of any subsequent Auction (defined below), the ultimate selection of the successful bidder(s), and the Court’s approval thereof (collectively, the “Bidding Process”).
          17. The proposed Bidding Procedures provide, in relevant part, as follows:4
          A. Assets To Be Sold. The assets proposed to be sold are the Assets (as defined in the Agreement and as more fully set forth in section 2.1 of the Agreement).
          B. As Is, Where Is. The sale of the Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature, or description by the Debtor, its agents, or estate, except, with respect to HDNet, to the extent set forth in the Agreement and, with respect to a Successful Bidder, to the extent set forth in the relevant purchase agreement of such Successful Bidder approved by the Bankruptcy Court.
          C. Free Of Any And All Claims And Interests. The Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges,

[4]	This section describes only the most salient provisions of the Bidding Procedures. For a complete description of the Bidding Procedures, the Court and parties in interest are commended to Exhibit D.

options, and interests thereon (collectively, the “Claims and Interests”) and the Claims and Interests, if any, shall attach to the net proceeds of the sale of such Assets.
          D. Participation Requirements. To ensure that only bidders with a serious interest in the purchase of the Assets participate in the Bidding Process, the Bidding Procedures provide for certain minimal requirements for a potential bidder to become a “Qualified Bidder.” These requirements include, among other things, (i) executing a confidentiality agreement substantially in the form attached to the Bidding Procedures, (ii) providing the Debtor with certain financial assurances as to such bidder’s ability to close a transaction, and (iii) submitting a preliminary proposal reflecting any Assets expected to be excluded and the purchase price range.
          E. Due Diligence. The Bidding Procedures permit all Qualified Bidders an opportunity to participate in the diligence process. The Debtor, through its attorneys and financial advisors, will coordinate the diligence process and provide due diligence access and additional information as reasonably requested by any Qualified Bidders.
          F. Bid Deadline. All Bids (as defined below) must be submitted in writing so that they are actually received no later than 5:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Bid Deadline”). Each Qualified Bidder (as defined below) must deliver copies of its Bid to Lowenstein Sandler PC, counsel for the Debtor, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. and S. Jason Teele, Esq., or by e-mail to slevine@lowenstein.com and steele@lowenstein.com. Debtor’s counsel shall serve copies of all Bids received on (i) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201, Attention: Robert W. Dockery, Esq. and Kevin D. Rice, Esq., (ii) counsel for any official committees appointed in the Debtor’s case, and (iii) the Office of the United States Trustee.
          G. Bid Requirements. All bids must include the following documents: (i) a letter stating that the bidder’s offer is irrevocable for the period set forth in the Bidding Procedures, (ii) an executed copy of the Agreement marked to show amendments and modifications to the Agreement, purchase price, and proposed schedules, (iii) a good faith deposit of ten percent (10%) of the aggregate bid amount (the “Good Faith Deposit”), and (iv) satisfactory written evidence of a commitment for financing or other ability to consummate the proposed transaction.
          H. Qualified Bids. To be deemed a “Qualified Bid,” a bid must be received by the Bid Deadline and, among other things, (i) must be on terms and conditions (other than the amount of the consideration and the particular liabilities being assumed) that are substantially similar to, and are not materially more burdensome or conditional to Seller than those contained in the Agreement, (ii) must not be contingent on obtaining financing or the outcome of unperformed due diligence beyond the contingencies set forth in the Agreement, (iii) must have a value (inclusive of any credit bid component) greater than the purchase price reflected in the Agreement plus the amount of the Break-Up Fee, (iv) must not be conditioned on bid protection, other than those contemplated in the Bidding Procedures, (v) must contain acknowledgements and representations as set forth in the Bidding Procedures, and (vi) include a commitment to consummate the Sale within not more than 15 days after entry of a Bankruptcy Court order approving such purchase. The Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), shall have the right to deem a bid a Qualified Bid, if such bid does not conform to one or more of the aforementioned requirements, provided however, that such bid must have a value greater than or equal to the sum of the Purchase Price plus the amount of the Break-Up Fee, taking into account all material terms of any such bid. Each Qualified Bid other than that of the Purchaser shall be called a “Subsequent Bid.”
          I. Bid Protection. Recognizing the Purchaser’s expenditure of time, energy, and resources, the Seller has agreed to provide certain bidding protections to the Purchaser. Specifically, the Seller has determined that the Agreement will further the goals of the Bidding Procedures by setting a floor which all other Qualified Bids must exceed and, therefore, is entitled to be selected as the Purchaser. As a result, the Seller has agreed that if the Seller sell the Assets to a Successful Bidder other than the Purchaser, the Seller shall, in certain circumstances, pay to the Purchaser a Break-Up Fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement). The payment of the Break-Up Fee shall be governed by the provisions of the Agreement and the Bidding Procedures Order.
          J. Conduct Of Auction. If the Debtor receives at least one Qualified Bid in addition to the Agreement, the Debtor will conduct an auction (the “Auction”) on October 27, 2008, at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York, at 10:00 a.m. (prevailing Eastern time). At least two business days prior to the Auction, each Qualified Bidder with a Qualified Bid must inform the Seller whether it intends to participate in the Auction and at least one business day prior to the Auction, the Seller will provide such bidders copies of the Qualified Bid which the Seller believes is the highest or otherwise best offer for the Assets, (iii) all Qualified Bidders will be entitled to be present for all Subsequent Bids, and (iv) bidding at the Auction will begin with the highest or otherwise best Qualified Bid, continue in minimum increments of at least $25,000, and conclude after each participating bidder has had the opportunity to submit one or more additional Subsequent Bids.
          K. Selection of Successful Bid. As soon as practicable after the conclusion of the Auction, the Seller will, in consultation with its attorneys and financial advisors, review each Qualified Bid and identify the highest or otherwise best offer for the Assets (the “Successful Bid”) and the bidder making such bid (the “Successful Bidder”). The Seller will sell the Assets for the highest or otherwise best Qualified Bid to the Successful Bidder upon the approval of such Qualified Bid by the Bankruptcy Court after the sale hearing (the “Sale Hearing”).
          L. Sale Hearing. The Debtor requests that the Sale Hearing be scheduled for October 28, 2008 at 10:00 a.m. (prevailing Eastern time) and that the Sale Hearing may be adjourned or rescheduled by the Debtor without notice other than by an announcement of the adjourned date at the Sale Hearing. If no Qualified Bids other than that of the Purchaser are received, the Debtor will proceed with the sale of the Assets to HDNet following entry of the order approving the Sale. If the Debtor receives additional Qualified Bids, then, at the Sale Hearing, the Debtor shall seek approval of the Successful Bid, as well as the second highest or best Qualified Bid (the “Alternate Bid” and such bidder, the “Alternate Bidder”). A bid will not be deemed accepted by the Debtor unless and until it is approved by the Bankruptcy Court. Following approval of the sale to the Successful Bidder, if the Successful Bidder fails to consummate the sale, then the Alternate Bid will be deemed to be the Successful Bid and the Debtor will effectuate a sale to the Alternate Bidder without further order of the Bankruptcy Court.
          M. Return Of Good Faith Deposits. Good faith deposits of all Qualified Bidders (except for the Successful Bidder) shall be held in an interest-bearing escrow account and all Qualified Bids shall remain open until two business days following the closing of the Sale (the “Return Date”). Notwithstanding the foregoing, the good faith deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the Purchase Price upon closing of the Sale to the Successful Bidder. If a Successful Bidder fails to consummate an approved sale, the Seller will not have any obligation to return such good faith deposit and it shall irrevocably become property of the Seller. On the Return Date, the Seller will return the good faith deposits of all other Qualified Bidders, together with the accrued interest thereon.
          N. Reservation of Rights. The Seller (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Seller, its estate and creditors as determined by the Seller in its sole discretion.
          18. The Debtor submits that the Bidding Procedures are designed to generate additional interest in the Assets, to the extent any additional interest exists, and potentially increase the Purchase Price. As previously discussed, although the Debtor approached many parties to discuss a possible sale of the Assets, the Debtor did not receive any bids other than HDNet’s offer. Accordingly, the Debtor does not believe that at this juncture, given the Debtor’s precarious financial situation and need to sell the Assets as expeditiously as possible, approval of the Bidding Procedures will chill any bidding. Quite to the contrary, given the beneficial terms of the Agreement, approval of the Bidding Procedures is in the best interests of the Debtor, its estate and creditors in that it provides a structure and format for other potentially interested parties to formulate a bid for the Assets. Failure to approve the Bidding Procedures may jeopardize the sale to the detriment of the Debtor’s creditors.
E. Notice Of Sale Hearing, Auction, Bidding Procedures, And Objection Dates.
          19. As set forth in the Bidding Procedures, the Debtor seeks to have the Sale Hearing set for October 28, 2008.
          20. Not later than three (3) days after the entry an Order approving this Motion, the Debtor will cause notices of the auction and sale, substantially in the form attached hereto as Exhibit E, to be sent by first-class mail, postage prepaid, to (i) all of the Debtor’s known creditors, (ii) all entities known to have expressed a bona fide interest in acquiring the Assets, (iii) any party known to have or to assert a lien on any of the Assets, (iv) the Securities and Exchange Commission, (v) the Office of the United States Trustee, (vi) counsel for the Official Committee of Unsecured Creditors (the “Committee”), if any is appointed, (vii) all federal, state and local regulatory authorities with jurisdiction over the Debtor, (viii) the office of the United States Attorney for the Southern District of New York, (ix) all non-debtor parties to the Assumed Contracts, (x) all parties who entered a notice of appearance and request for service of pleading pursuant to Fed. R. Bankr. P. 2002, and (xi) any parties identified by the Debtor as having an interest in bidding on the Assets.
F. Assumption And Assignment Of Contracts.
          21. In addition, to facilitate the sale and the assumption and assignment of the Assumed Contracts, the Debtor proposes to serve a notice of assumption and assignment in the form annexed hereto as Exhibit F and a notice of the amount, if any, required to cure any arrears under any Assumed Contract (the “Cure Amount Notice”, attached as Exhibit G hereto), no later than five (5) days after the entry of an Order approving this Motion and requests that the Court approve the following procedure for fixing any cure amounts owed on all Assumed Contracts.
          22. The Debtor will attach to the Cure Amount Notice its calculation of the undisputed cure amounts that the Debtor believes must be paid to cure all prepetition defaults under all Assumed Contracts (the “Prepetition Cure Amounts”). The Debtor requests if a non-debtor party to any Assumed Contracts disputes the Prepetition Cure Amount, that such party be required to file an objection (the “Cure Amount Objection”) on or before 4:00 p.m. (prevailing Eastern Time) three (3) days prior to the Sale Hearing (the “Cure Objection Deadline”) and serve a copy of the Cure Amount Objection, so as to be received no later than 4:00 p.m. (prevailing Eastern Time) on the same day, upon (i) the Debtor, 38 Park Avenue, 2nd Floor, Rutherford, New Jersey 07070 (Attn: Michael C. Keefe, Esq.), (ii) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq.), (iii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (vii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004, (Attention: Serene Nakano, Esq.).
          23. In the event any such party fails to timely file and serve a Cure Amount Objection, the Debtor requests that such party be (i) forever barred from objecting to the Prepetition Cure Amount and from asserting any additional cure or other amounts with respect to such Assumed Contracts and the Debtor shall be entitled to rely solely upon the Pre-petition Cure Amount; and (ii) deemed to have consented to the assumption and assignment of such Assumed Contracts and shall be forever barred and estopped from asserting or claiming against the Debtor, HDNet or such other Successful Bidder or any other assignee of the relevant

Assumed Contract that any additional amounts are due or defaults exist, or conditions to assumption and assignment must be satisfied under such Assumed Contract. HDNet or the Successful Bidder shall be able to add or remove any Assumed Contract from the Schedule of Assumed Contracts at any time prior to Closing, and the inclusion of any Assumed Contract in the Cure Amount Notice shall not constitute an admission by the Debtor or HDNet or the Successful Bidder, that such contract will be assumed.
          24. In the event that a Cure Amount Objection is timely filed, the Cure Amount Objection must set forth (i) the basis for the objection, and (ii) the amount the party asserts as the Pre-petition Cure Amount. After receipt of the Cure Amount Objection, the Debtor will attempt to reconcile any differences in the Pre-petition Cure Amount believed by the non-debtor party to exist. In the event, however, that the Debtor and the non-debtor party are unable to consensually resolve the Cure Amount Objection, the Debtor will segregate any disputed Pre-petition Cure Amount pending the resolution of any such disputes by this Court or mutual agreement of the parties.
LEGAL AUTHORITY

A.	The Bankruptcy Code Permits The Debtor To Sell Assets To Preserve The Value Of Their Estates.
          25. Section 363(b)(1) of the Bankruptcy Code provides that “[t]he trustee, after notice and a hearing, may use, sell, or lease, other than in the ordinary course of business, property of the estate.” Courts have uniformly held that approval of a proposed sale of a debtor’s assets outside the ordinary course of business and prior to the confirmation of a plan of reorganization is appropriate if a court finds that sound business reasons justify the transaction. See Committee of Equity Sec. Holders v. Lionel Corp. (In re Lionel Corp.), 722 F.2d 1063, 1070 (2d Cir. 1983); In re Chateaugay Corp., 973 F.2d 141, 143-145 (2d Cir. 1992) (affirming the debtors’ ability to sell “an important asset of the bankrupt’s estate, out of the ordinary course of business and prior to acceptance and outside of any plan of reorganization”); see also Fulton State Bank v. Schipper, 933 F.2d 513, 515 (7th Cir. 1991) (“Under Section 363, the debtor in possession can sell property of the estate outside the ordinary course of business if he has an articulated business justification.”) (citations omitted); Stephens Indus. Inc. v. McClung, 789 F.2d 386, 389-90 (6th Cir. 1986) (“... a bankruptcy court can authorize a sale of all a Chapter 11 debtor’s assets under § 363(b)(1) when a sound business purpose dictates such action”); In re Phoenix Steel Corp., 82 B.R. 334, 335-36 (Bankr. D. Del. 1987) (elements necessary for approval of a section 363 sale in a chapter 11 case are “that the proposed sale is fair and equitable, that there is a good business reason for completing the sale and the transaction is in good faith”).
          26. Once the Debtor articulates a valid business justification, a presumption arises that “in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action was in the best interests of the company.” In re Integrated Resources, Inc., 147 B.R. 650, 656 (S.D.N.Y. 1992) (internal quotations omitted). The Debtor’s business judgment “should be approved by the court unless it is shown to be so manifestly unreasonable that it could not be based upon sound business judgment, but only on bad faith, or whim or caprice.” In re Aerovox, Inc., 269 B.R. 74, 80 (Bankr. D. Mass. 2001) (internal citations omitted).
          27. Additionally, courts have permitted a sale of all or substantially all of a debtor’s assets outside the ordinary course of business if such a sale is necessary to preserve the value of assets for the estate, its creditors or interest holders. See generally, Abbotts Dairies, 788 F.2d 143 (3d Cir. 1986); Lionel, 722 F.2d at 1063; In re Equity Funding Corp. of America, 492

F.2d 793, 794 (9th Cir.), cert. denied, 419 U.S. 964 (1974) (“Other circuits have recognized the power of the bankruptcy court under chapter X to authorize a sale of the debtors’ property under less than emergency conditions where such sale is necessary to avoid deterioration in the value of the assets.”).
          28. Here, in light of the Debtor’s financial and liquidity issues, the Debtor has determined that a sale of its assets as proposed herein is the best means for preserving and maximizing their value for all creditors.
          29. The proposed sale of the Assets pursuant to the Agreement and the Bidding Procedures described herein passes the “sound business reason” test. First, the Debtor submits that a prompt sale of the Assets by auction presents the best opportunity to realize the maximum value of the Assets for distribution to creditors. As previously discussed, prior to the Petition Date, the Debtor engaged in a sale process led by its financial advisors. This process did not result in any offers being submitted for the Assets other than the offer presented in the Agreement. The Debtor further submits that the value of the Assets will decline absent a prompt sale, due to inadequate liquidity and necessary capital needed to continue operating the Debtor in the ordinary course of business and due to uncertainty about the future of the Debtor, all of which will result in loss of vendors, customers and revenue. See Lionel, 722 F.2d at 1071 (holding that the most important factor for court to consider in connection with a section 363(b) motion is whether assets are increasing or decreasing in value).
          30. Second, the Debtor believes that the Bidding Procedures are the best method by which it can provide interested persons with accurate and reasonable notice of the auction and potentially generate interest in the Assets by parties other than HDNet. Finally, the Purchase Price is fair and reasonable.

          31. The Bidding Procedures also satisfy the good faith requirement of the Abbotts Dairies test. As set forth above, the Debtor proposes to serve the Bidding Procedures on, inter alia, (i) all of the Debtor’s known creditors, (ii) all entities known to have expressed a bona fide interest in acquiring the Assets, (iii) any party known to have or to assert a lien on any of the Assets, (iv) all non-debtor parties to the Assumed Contracts, and (v) any parties identified by the Debtor as having an interest in bidding on the Assets. By serving the Bidding Procedures on these parties, the Debtor believes that any ensuing auction will yield the highest and best price for the Assets.
B. The Assets May Be Sold Free And Clear Of Liens, Claims And Encumbrances.
          32. The Debtor further requests that the Court authorize the sale of the assets free and clear of all liens, encumbrances and interests which may be asserted against the Debtor’s assets (collectively, the “Liens and Claims”), with all such Liens and Claims to attach only to the proceeds of the transaction with the same priority, validity, force and effect as they now have in or against the Debtor’s assets. As previously discussed, and as disclosed in the Debtor’s Schedules of Assets and Liabilities filed with the petition, none of the Assets are presently encumbered. However, in the unlikely event any Liens and Claims are successfully asserted against any of the Assets, for the reasons set forth in this section, the Debtor asserts that the sale of the Assets may be approved free and clear of any such Liens and Claims.
          33. Under section 363(f) of the Bankruptcy Code, a debtor-in-possession may sell property free and clear of any lien, claim, or interest in such property of an entity other than the estate if, among other things:
(1) applicable nonbankruptcy law permits sale of such property free and clear of such interest;
(2) such entity consents;

(3) such interest is a lien and the price at which such property is sold is great that the aggregate value of all liens on such property;
(4) such interest is in bona fide dispute; or
(5) such entity could be compelled in a legal or equitable proceeding, to accept a money satisfaction of such interest.
11 U.S.C. § 363(f).
          34. Therefore, section 363(f) permits the Debtor to sell the assets free and clear of all Liens and Claims, except the Liens and Claims specifically assumed by the Successful Bidder. Each Lien and Claim that is not the result of an assumed liability satisfies at least one of the five conditions of 11 U.S.C. § 363(f) and the Debtor submits that any such Lien and Claim will be adequately protected by attachment to the net proceeds of the sale, subject to any claims and defenses the Debtor may possess with respect thereto. Accordingly, the Debtor requests that the assets be transferred to the Successful Bidder free and clear of all Liens and Claims, except for the liens resulting from assumed liabilities, with such Liens and Claims to attach to the proceeds of the sale of the assets.
C. Good Faith Pursuant To § 363(m).
35. Section 363(m) of the Bankruptcy Code provides:
The reversal or modification on appeal of an authorization under subsection (b) or (c) of this section of a sale or lease of property does not affect the validity of a sale or lease under such authorization to an entity that purchased or leased such property in good faith, whether or not such entity knew of the pendency of the appeal, unless such authorization and such sale or lease were stayed pending appeal.
11 U.S.C. § 363(m).
          36. Although the Bankruptcy Code does not define “good faith,” the Second Circuit Court of Appeals in In re Gucci held that,

the good faith of a purchaser is shown by the integrity of his conduct during the course of the sale proceedings; where there is a lack of such integrity, a good faith finding may not be made. A purchaser’s good faith is lost by ‘fraud, collusion between the purchaser and other bidders or the trustee, or an attempt to take grossly unfair advantage of other bidders.’
126 F.3d 380, 390 (2d Cir. 1997) (quoting In re Rock Industries Machinery Corp., 572 F.2d 1195, 1198 (7th Cir.1978). See also In re Andy Frain Services, Inc., 798 F.2d 1113, 1125 (7th Cir. 1986).
          37. As discussed herein, the Agreement is the culmination of an extensive marketing process and the product of negotiations in which both the Debtor and HDNet have acted in good faith. HDNet is not affiliated with the Debtor or its officers, directors, parent or affiliates. The Debtor’s attorneys and financial advisors were extensively involved in the negotiation of the Agreement, as were HDNet’s advisors. The Debtor therefore requests that the Court make a finding that HDNet has purchased the Assets and assumed the Assumed Contracts in good faith within the meaning of section 363(m) of the Bankruptcy Code.
D. Approval Of The Break-Up Fee.
          38. Break-up fees and other forms of bidding protections encourage potential purchasers to invest the requisite time, money, and effort to negotiate with a debtor and perform the necessary due diligence attendant to the acquisition of a debtor’s assets, despite the inherent risks and uncertainties of the chapter 11 process. See, e.g., In re 995 Fifth Ave. Associates, L.P., 96 B.R. 24, 28 (Bankr. S.D.N.Y. 1992) (bidding incentives may “be legitimately necessary to convince a white knight to enter the bidding by providing some form of compensation for the risks it is undertaking”). The Debtor believes that approval of the Break-up Fee and, together with the procedures set forth in the Bidding Procedures, properly balances the Debtor’s need to obtain the highest and/or otherwise best offer for the Assets while encouraging HDNet to act as a stalking horse bidder. The Debtor believes that the Beak-up Fee is reasonable in the context of the Debtor’s cases and the transaction contemplated by the Agreement.
          39. Courts in this District have established a three part test for determining when to permit bidding incentives. See, e.g., In re Integrated Resources, Inc., 147 B.R. 650, 657-658 (S.D.N.Y. 1992). The three factors are: “whether (1) relationship of parties who negotiated breakup fee is tainted by self-dealing or manipulation; (2) whether fee hampers, rather than encourages, bidding; and (3) amount of fee is unreasonable relative to purchase price.”
          40. Here, the Break-Up Fee is not the product of self-dealing or manipulation. The Agreement is the culmination the Debtor’s extensive efforts to restructure its business. HDNet is not affiliated in any way with the Debtor, and HDNet is the only party willing to submit a bid for the Assets prior to the Petition Date and to have that bid used to further the marketing process. The Debtor submits that the Break-Up Fee will encourage bidding for the Assets because, without it, the Debtor would not have a stalking horse bidder and would be forced to conduct a blind auction. Finally, the Break-Up Fee is fair and reasonable in amount, particularly in view of the efforts to be made by HDNet and the risk to it of being used as a stalking horse bidder. Indeed, the maximum amount of the Break-Up Fee (three percent (3%) of the Aggregate Cash Consideration, or approximately $19,500.00) not only constitutes a fair and reasonable percentage of a proposed purchase price, but also is customary for similar transactions of this type in the bankruptcy context. Moreover, the amount of the proposed Break-Up Fee is within the range of breakup fees that have been approved by courts in this District. See, e.g., In re Creative Group, Inc., et al., Case No. 08-10975 (RDD) (Bankr. S.D.N.Y. 2008) (3% break-up fee); In re Allegiance Telecom, Inc., Case No. 03-13057 (RDD) (Bankr. S.D.N.Y. 2004) (2.8% break-up fee and expense reimbursement); In re Enron Corp., Case No.

01-16034 (AJG) (Bankr. S.D.N.Y. 2004) (3% break-up fee); In re Loral Space & Communications Ltd., Case Nos. 03-41710 and 03-41709 (RDD) (Bankr. S.D.N.Y. 2003) (2% break-up fee and .8% expense reimbursement).
          41. In addition, section 105(a) of the Bankruptcy Code provides that the Court “may issue any order, process or judgment that is necessary or appropriate to carry out the provisions of this title.” As described above, approval of the Bidding Procedures will greatly assist the Debtor in maximizing the value that it may obtain for the Assets. Consequently, the Debtor respectfully submits that granting the Break-Up Fee is “appropriate” under the circumstances.

E.	Assumption And Assignment Of The Executory Contracts Is Permitted Pursuant To Section 365 Of The Bankruptcy Code.
          42. The assumption and assignment to HDNet of the Assumed Contracts is a material and integral part of the proposed sale and should be approved by the Court. Section 365(a) of the Bankruptcy Code authorizes a debtor in possession to assume and assign an executory contract or unexpired lease subject to Court approval. Section 365(b) of the Bankruptcy Court requires a debtor in possession to satisfy certain requirements at the time of assumption if a default exists under the contract to be assumed.
          43. Section 365(a) of the Bankruptcy Code provides, in pertinent part, that a debtor in possession, “subject to the court’s approval, may assume or reject any executory contract or unexpired lease of the debtor.” 11 U.S.C. §365(a). By enacting § 365(a) of the Bankruptcy Code, Congress intended to allow a debtor to assume those leases/contracts that benefit the estate, and to reject those that are of no value or are burdensome to the estate. See Cinicloa v. Scharffenberger, 248 F.3d 110, 119 (3d Cir. 2001); In re Whitcomb & Keller Mortgage Co., Inc., 715 F.2d 375, 379 (7th Cir. 1983); In re Sandman Assocs., LLC, 251 B.R.

473, 481 (W.D. Va. 2000) (noting that “[t]he authority granted by section 365 allows the trustee or debtor in possession to pick and choose among contracts, assuming those that are favorable and rejecting those that are not”).
          44. It is well established that decisions to assume or reject executory contracts or unexpired leases are matters within the “business judgment” of the debtor. See In re G Survivor Corp., 171 B.R. 755, 757 (Bankr. S.D.N.Y. 1994) (noting that “[i]n determining whether a debtor may be permitted to reject an executory contract, courts usually apply the business judgment test. Generally, absent a showing of bad faith, or an abuse of discretion, the debtor’s business judgment will not be altered”) (citations omitted). See also Sharon Steel Corp. v. National Fuel Gas Dist Corp., 872 F.2d 36, 40 (3d Cir. 1989); NLRB v. Bildisco & Bildisco, 465 U.S. 513, 523 (1984). Accordingly, courts approve the assumption or rejection of an executory contract or unexpired lease unless evidence is presented that the debtor’s decision to assume or reject was “so manifestly unreasonable that it could not be based on sound business judgment, but only on bad faith, or whim or caprice.” In re Richmond Metal Finishers, Inc., 756 F.2d 1043, 1047 (4th Cir. 1985), cert. denied, 475 U.S. 1057 (1986). Indeed, to impose more exacting scrutiny would slow a debtor’s reorganization, thereby increasing its cost and undermining the “Bankruptcy Code’s provisions for private control” of the estate’s administration. Richmond Leasing Co. v. Capital Bank, N.A., 762 F.2d 1303, 1311 (5th Cir. 1985).
          45. Here, adequate business justification exists to merit judicial approval of the proposed assumption and assignment of the Assumed Contracts. The Assumed Contracts are valuable assets of the Debtor’s estate. To the extent that the Debtor can sell them to HDNet as part of the sale, the sales will generate cash which the estate can use to satisfy claims and reduce potential claims against the estate. Moreover, the assumption and assignment of the Assumed Contracts are a material and integral part of the Agreement.
          46. Based on the foregoing, the Debtor respectfully requests that the Bankruptcy Court approve the assumption and assignment of the Assumed Contracts.
FINALITY OF ORDER
          47. The Debtor further seeks, pursuant to Bankruptcy Rules 6004(h) and 6006(d), that the Court expressly provide that the effectiveness of any order approving of the sale and/or assumption and assignment of the Assumed Contracts not be stayed for any period of time after the entry of such order(s).
NOTICE
          48. Notice of this Motion has been given to (i) all of the Debtor’s known creditors, (ii) all entities known to have expressed a bona fide interest in acquiring the Assets, (iii) any party known to have or to assert a lien on any of the Assets, (iv) the Securities and Exchange Commission, (v) the Office of the United States Trustee, (vi) counsel for the Committee, if any is appointed, (vii) all federal, state and local regulatory authorities with jurisdiction over the Debtor, (viii) the office of the United States Attorney for the Southern District of New York, (ix) all non-debtor parties to the Assumed Contracts, (x) all parties who entered a notice of appearance and request for service of pleading pursuant to Fed. R. Bankr. P. 2002, and (xi) any parties identified by the Debtor as having an interest in bidding on the Assets. The Debtor respectfully submits that such notice is sufficient, and requests that this Court find that no further notice of the relief requested herein is required.

NO PRIOR REQUEST
          49. No previous motion for the relief sought herein has been made to this or to any other court.
WAIVER OF BRIEF
          50. As no novel issue of law is raised and the relevant authorities relied upon by the Debtor are set forth herein, the Debtor respectfully requests that the requirement of the filing a brief be waived.
CONCLUSION
          For the foregoing reasons, the Debtor respectfully requests the Court grant the relief requested in this Motion in all respects, and grant such other and further relief as is just and proper.

Respectfully submitted,

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Proposed Counsel to the Debtor and Debtor in Possession

Dated: September 19, 2008
New York, New York

EXHIBIT A
BIDDING PROCEDURES ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:

Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
ORDER UNDER 11 U.S.C. § 105(a) AND FED. R. BANKR. P. 2002 AND 9014
APPROVING (I) BIDDING PROCEDURES, (II) CERTAIN BID PROTECTIONS, (III)
FORM AND MANNER OF SALE NOTICES, AND (IV) SETTING OF A SALE
HEARING
          Upon the motion, dated September 19, 2008 (the “Motion”),1 of the above-captioned debtor and debtor-in-possession (the “Debtor” or “Seller”) for orders under 11 U.S.C. §§ 363 and 365 and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014 (a) approving (i) bidding procedures, (ii) certain bid protections, (iii) the form and manner of sale notices, and (iv) the sale hearing date (the “Sale Hearing”), and (b) authorizing and approving (i) the sale of substantially all of the Debtor’s assets (the “Assets”) free and clear of liens, claims, and encumbrances (the “Sale”) to the Purchaser, (ii) the assumption by the Seller and assignment to the Purchaser of certain executory contracts and unexpired leases (collectively, the “Assumed Contracts”), and (iii) the assumption of certain liabilities (collectively, the “Assumed Liabilities”) by the Purchaser; and the Court having reviewed the Motion; and the Court having considered the arguments of counsel at the hearing held on October 10, 2008 (the “Hearing”); and upon the record of the Hearing; and after due deliberation thereon, and sufficient cause appearing therefor,
          IT IS HEREBY FOUND AND DETERMINED THAT:2
          A. The Court has jurisdiction over this matter and over the property of the

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

[2]	Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

Debtor and its bankruptcy estate pursuant to 28 U.S.C. §§ 157(a) and 1334.
          B. This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (N), and (O).
          C. The notice given by the Debtor of the Motion and the Hearing constitutes due and sufficient notice thereof.
          D. The Debtor has articulated good and sufficient reasons for approving (i) the Bidding Procedures, (ii) the granting of certain bid protections as provided in the Agreement, (iii) the manner of notice of the Motion, the Sale Hearing, and the assumption and assignment of the Assumed Contracts, (iv) the form of notice of the Motion and the Sale Hearing to be distributed to creditors and other parties in interest, including prospective bidders, (v) the form of notice of the Cure Amounts and the assumption of the Assumed Contracts to be filed with the Court and served on parties to each Assumed Contract, and (vi) the scheduling of the Sale Hearing.
          E. The Debtor’s payment to the Purchaser (as set forth in the Agreement), of the Break-Up Fee (the “Bid Protection”) (i) is an actual and necessary cost and expense of preserving the Debtor’s estate, within the meaning of section 503(b) of the Bankruptcy Code, (ii) is of substantial benefit to the Debtor’s estate, (iii) is reasonable and appropriate, including in light of the size and nature of the Sale and the efforts that have been and will be expended by the Purchaser notwithstanding that the proposed Sale is subject to higher or better offers for the Assets, (iv) was negotiated by the parties at arm’s length and in good faith, and (v) is necessary to ensure that the Purchaser will continue to pursue its proposed acquisition of the Assets. The Bid Protection was a material inducement for, and condition of, the Purchaser’s entry into the Agreement. The Purchaser is unwilling to commit to hold open its offer to purchase the Assets under the terms of the Agreement unless it is assured of payment of the Bid Protection. Further, because the Bid Protection induced the Purchaser to research the value of the Assets and submit a bid that will serve as a minimum or floor bid on which other bidders can rely, the Purchaser has provided a benefit to the Debtor’s estate which the Debtor believes will increase the likelihood that the price at which the Assets are sold will reflect their true worth. Finally, absent authorization of the Bid Protection, the Debtor believes that it may lose the opportunity to obtain the highest or otherwise best available offer for the Assets.
          F. The Bidding Procedures are reasonable and appropriate and represent the best method for maximizing the realizable value of the Assets.
          THEREFORE, IT IS ORDERED, ADJUDGED, AND DECREED THAT:
          1. The Bidding Procedures, as set forth on Exhibit 1 attached hereto and incorporated herein by reference as if fully set forth in this Order, are hereby approved and shall govern all proceedings relating to the Agreement and any Subsequent Bids (as defined in the Bidding Procedures) for the Assets in the Bidding Process.
          2. The Debtor, in consultation with the Committee (if one is appointed in the Debtor’s case): (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Debtor, its estate and creditors as determined by the Debtor and Committee (if one is appointed in the Debtor’s case). Notwithstanding the foregoing, the Debtor, in consultation with the Committee (if one is appointed in the Debtor’s case), may in the exercise of its reasonable discretion, determine that a bid that is not otherwise a Qualified Bid is the highest and best bid for the Assets. The Debtor, in consultation with the Committee (if one is appointed in the Debtor’s case), is authorized to terminate the Bidding Process or the Auction at any time if it determines that the Bidding Process will not maximize the value of the Assets to be realized by the Debtor’s estate.
          3. The Sale Hearing shall be held before the undersigned United States Bankruptcy Judge on October 28, 2008 at 10:00 a.m. (prevailing Eastern time) in the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, at which time the Court shall consider the Motion, the Successful

Bidder, and confirm the results of the Auction, if any.
          4. Objections to the Sale of the Assets shall be filed and served no later than 4:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Objection Deadline”).
          5. The failure of any objecting person or entity to timely file its objection by the Objection Deadline shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the Sale, or the Debtor’s consummation and performance of the Agreement (including the transfer of the Assets, Assumed Contracts free and clear of all Liens and Claims), if authorized by the Court.
          6. The Sale Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement of the adjournment in open court or on the Court’s calendar on the date scheduled for the Sale Hearing or any adjourned date.
          7. The Bid Protection, as more fully described in the Agreement is hereby approved. The Debtor’s obligation to pay the Bid Protection, as provided by the Agreement, shall survive termination of the Agreement and, until paid, shall constitute an administrative expense pursuant to Bankruptcy Code Section 507(b) and the Debtor shall be authorized to pay the Bid Protection to the Purchaser in accordance with the terms of the Agreement without further order of this Court.
          8. Notice of (a) the Motion, (b) the Sale Hearing, and (c) the proposed assumption and assignment of the Assumed Contracts to the Purchaser pursuant to the Agreement or to a Successful Bidder shall be good and sufficient, and no other or further notice shall be required, if given as follows:
          (a) Notice Of Sale Hearing. Within five (5) business days after entry of this Order (the “Mailing Date”), the Debtor shall serve the Motion, the Agreement, the proposed Sale Order, the Bidding Procedures, and a copy of the Bidding Procedures Order by first-class mail, postage prepaid, upon (i) all of the Debtor’s known creditors, (ii) all entities known to have expressed a bona fide interest in acquiring the Assets, (iii) any party known to have or to assert a lien on any of the Assets, (iv) the Securities and Exchange Commission, (v) the Office of the

United States Trustee, (vi) counsel for the Committee, if any is appointed, (vii) all federal, state and local regulatory authorities with jurisdiction over the Debtor, (viii) the office of the United States Attorney for the Southern District of New York, (ix) all non-debtor parties to the Assumed Contracts, (x) all parties who entered a notice of appearance and request for service of pleadings pursuant to Fed. R. Bankr. P. 2002, and (xi) any parties identified by the Debtor as having an interest in bidding on the Assets.
          (b) Sale Notice. On or before the Mailing Date, the Debtor shall serve by first-class mail, postage prepaid, a notice of the Sale (the “Sale Notice”), substantially in the form annexed hereto as Exhibit 2, upon all known creditors of the Debtor.
          (c) Cure Notice. No later than fifteen (15) business days after the entry of this Order, the Debtor shall file with the Court and serve on all nondebtor parties to the Assumed Contracts a notice (the “Cure Notice”), substantially in the form annexed hereto as Exhibit 3, of the cure amount necessary to assume each of the Assumed Contracts (the “Cure Amount”). The nondebtor parties to the Assumed Contracts shall have ten (10) days from the service of the Cure Notice to object to the Cure Amount and must state in its objection with specificity what Cure is required (with appropriate documentation in support thereof). If no objection is timely received, the Cure Amount set forth in the Cure Notice shall be controlling, notwithstanding anything to the contrary in any Assumed Contract or any other document, and the nondebtor party to the Assumed Contract shall be forever barred from asserting any other claims against the Debtor, the Purchaser, or the Successful Bidder (as appropriate), or the property of either of them, as to such Assumed Contract. The inclusion of any Assumed Contract in the Cure Notice shall not constitute an assumption by the Debtor of any such Assumed Contract, nor shall it constitute an admission or a waiver with respect to the Debtor’s right to assume or reject any such Assumed Contract.
          (d) Assumption Notice. Only if the Purchaser is not the Successful Bidder, within two (2) business days of the conclusion of the Auction, the Debtor shall cause a notice, substantially in the form of the notice attached hereto as Exhibit 4, to be sent to each nondebtor party to an Assumed Contract identifying the Successful Bidder and the executory contracts and/or unexpired leases to be assumed as part of the Sale. Any objection to the assumption and assignment of any Assumed Contract shall be filed no later than 4:00 p.m. (prevailing Eastern time) two (2) business days prior to the Sale Hearing.
          9. This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.
          10. Except as otherwise specifically set forth in this Order, the rights of all parties-in-interest are hereby preserved in all respects.
          11. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Motion.
Dated:                           , 2008
          New York, New York

Honorable Martin Glenn
United States Bankruptcy Judge

Exhibit 1
Bidding Procedures

BIDDING PROCEDURES
Assets To Be Sold
          The assets proposed to be sold are the Assets (as defined in the Agreement and as more fully set forth in section 2.1 of the Agreement), that comprise substantially all of the Seller’s assets.
As Is, Where Is
          The sale of the Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature, or description by the Debtor, its agents, or estate, except, with respect to the Purchaser, to the extent set forth in the Agreement and, with respect to a Successful Bidder, to the extent set forth in the relevant purchase agreement of such Successful Bidder approved by the Bankruptcy Court.
Free Of Any And All Claims And Interests
          The Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options, and interests thereon (collectively, the “Claims and Interests”) and the Claims and Interests, if any, shall attach to the net proceeds of the sale of such Assets.
Participation Requirements
          Any person who wishes to participate in the Bidding Process (a “Potential Bidder”) must become a Qualified Bidder. As a prerequisite to becoming a Qualified Bidder, a Potential Bidder, other than the Purchaser, must deliver (unless previously delivered) to the Seller, who shall promptly deliver copies to the Official Committee of Unsecured Creditors (the “Committee”), if one is appointed in the Debtor’s case: (i) an executed confidentiality agreement substantially in the form attached hereto as Exhibit 2, (ii) current audited financial statements of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of acquiring the Assets, current audited financial statements of the equity holders of the Potential Bidder who shall guarantee the obligations of the Potential Bidder, or such other form of financial disclosure and credit-quality support or enhancement acceptable to the Seller, and (iii) a preliminary (non-binding) written proposal regarding (a) the purchase price range, (b) any Assets expected to be excluded, (c) the structure and financing of the transaction (including, but not limited to, the sources of financing of the Purchase Price (as defined in the Agreement) and the requisite deposit, (d) any anticipated regulatory approvals required to close the transaction, the anticipated time frame and any anticipated impediments for obtaining such approvals, (e) any conditions to closing that it may wish to impose in addition to those set forth in the Agreement, and (f) the nature and extent of additional due diligence it may wish to conduct and the date by which such due diligence will be completed.
          A Potential Bidder who delivers the documents described in the previous subparagraphs above and whose financial information and credit-quality support or enhancement demonstrate the financial capability of such Potential Bidder to consummate the Sale, if selected as the successful bidder, and who the Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), determine (based on availability of financing, experience, and other considerations) to be able to consummate the Sale within the time frame provided by the Agreement shall be deemed a “Qualified Bidder.” As promptly as practicable, after a Potential Bidder delivers all of the materials required above, the Seller, in consultation and with the Committee (if one is appointed in the Debtor’s case), shall determine, and shall notify the Potential Bidder, whether such Potential Bidder is a Qualified Bidder. At the same time that the Seller notifies the Potential Bidder that it is a Qualified Bidder, the Seller shall allow the Qualified Bidder to begin to conduct due diligence with respect to the Assets as provided below. Notwithstanding the foregoing, the Purchaser for itself or on behalf of its designee, assignee or affiliate, shall be deemed a Qualified Bidder for purposes of the Bidding Process.
Due Diligence
          All due diligence shall be coordinated by the Seller, and all requests for due diligence materials and related information shall be made to counsel for the Seller, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention:

Sharon Levine, Esq. (slevine@lowenstein.com) and S. Jason Teele, Esq. (steele@lowenstein.com), or any other professional retained by the Seller and as directed by the Seller.
          The Seller shall afford each Qualified Bidder access to due diligence materials reasonably requested; provided, however, that the Seller, in its reasonable discretion, may permit Potential Bidders to conduct limited due diligence, provided such Potential Bidders execute a confidentiality agreement substantially in the form attached hereto as Exhibit 1, for the limited purpose of permitting such Potential Bidders to determine whether or not they desire to submit a Qualified Bid.
          The Seller shall coordinate all reasonable requests for information and due diligence access from Qualified Bidders. Any additional due diligence shall not continue after the Bid Deadline, except as otherwise consented to by the Seller. The Seller may, in its discretion, coordinate diligence efforts such that multiple Qualified Bidders have simultaneous access to due diligence materials. The Seller shall not be obligated to furnish any information relating to the Assets to any person other than to Qualified Bidders.
          Each Qualified Bidder shall be deemed to acknowledge and represent that it has had an opportunity to conduct any and all due diligence regarding the Assets prior to making its offer, that it has relied solely upon its own independent review, investigation, and/or inspection of any documents and/or the Assets in making its bid, and that it did not rely upon any written or oral statements, representations, promises, warranties, or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Assets, or the completeness of any information provided in connection therewith, the Bidding Process or the Auction (as defined herein), except, as to the Successful Bidder, as expressly stated in the definitive agreement with such Successful Bidder approved by the Bankruptcy Court.
Bid Deadline
          All Bids (as defined below) must be submitted in writing so that they are actually received no later than 5:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Bid

Deadline”). Each Qualified Bidder (as defined below) must deliver copies of its Bid to Lowenstein Sandler PC, counsel for the Debtor, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. and S. Jason Teele, Esq., or by e-mail to slevine@lowenstein.com and steele@lowenstein.com. The Debtor’s counsel shall serve copies of all Bids received on (i) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201, Attention: Robert W. Dockery, Esq. and Kevin D. Rice, Esq., (ii) counsel for any official committees appointed in the Debtor’s case, and (iii) the Office of the United States Trustee.
Bid Requirements
          All bids must include the following documents: (i) a letter stating that the bidder’s offer is irrevocable for the period set forth in the Bidding Procedures, (ii) an executed copy of the Agreement marked to show amendments and modifications to the Agreement, purchase price, and proposed schedules, (iii) a good faith deposit of ten percent (10%) of the aggregate bid amount (the “Good Faith Deposit”), and (iv) satisfactory written evidence of a commitment for financing or other ability to consummate the proposed transaction.
Qualified Bids
          To be deemed a “Qualified Bid,” a bid must be received by the Bid Deadline and, among other things, (i) must be on terms and conditions (other than the amount of the consideration and the particular liabilities being assumed) that are substantially similar to, and are not materially more burdensome or conditional to Seller than those contained in the Agreement, (ii) must not be contingent on obtaining financing or the outcome of unperformed due diligence beyond the contingencies set forth in the Agreement, (iii) must have a value (inclusive of any credit bid component) greater than the purchase price reflected in the Agreement plus the amount of the Break-Up Fee, (iv) must not be conditioned on bid protections, other than those contemplated in the Bidding Procedures, (v) must contain acknowledgements and representations as set forth in the Bidding Procedures, and (vi) include a commitment to consummate the Sale within not more than fifteen (15) days after entry of a

Bankruptcy Court order approving such purchase. The Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), shall have the right to deem a bid a Qualified Bid, if such bid does not conform to one or more of the aforementioned requirements, provided however, that such bid must have a value greater than or equal to the sum of the Purchase Price plus the amount of the Break-Up Fee, taking into account all material terms of any such bid. Each Qualified Bid other than that of the Purchaser shall be called a “Subsequent Bid.”
Bid Protection
          Recognizing the Purchaser’s expenditure of time, energy, and resources, the Seller has agreed to provide certain bid protections to the Purchaser. Specifically, the Seller has determined that the Agreement will further the goals of the Bidding Procedures by setting a floor which all other Qualified Bids must exceed and, therefore, is entitled to be selected as the Purchaser. As a result, the Seller has agreed that if the Seller sell the Assets to a Successful Bidder other than the Purchaser, the Seller shall, in certain circumstances, pay to the Purchaser a Break-Up Fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement). The payment of the Break-Up Fee shall be governed by the provisions of the Agreement and the Bidding Procedures Order.
Conduct Of Auction
          If the Debtor receives at least one Qualified Bid in addition to the Agreement, the Debtor will conduct an auction (the “Auction”) on October 27, 2008, at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York, at 10:00 a.m. (prevailing Eastern time). At least two (2) business days prior to the Auction, each Qualified Bidder with a Qualified Bid must inform the Seller whether it intends to participate in the Auction and at least one (1) business day prior to the Auction, the Seller will provide such bidders copies of the Qualified Bid which the Seller believes is the highest or otherwise best offer for the Assets, (iii) all Qualified Bidders will be entitled to be present for all Subsequent Bids, and (iv) bidding at the Auction will begin with the highest or otherwise best Qualified Bid, continue in minimum increments of at least $25,000, and conclude after each participating bidder has had the opportunity to submit one or more additional Subsequent Bids.
Participation in the Auction
          Only Qualified Bidders who have submitted Qualified Bids will be eligible to participate in the Auction. Only the authorized representatives of each of the Qualified Bidders, the Purchaser, the Committee (if one is appointed in the Debtor’s case), the Office of the United States Trustee, and the Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase and/or improve their bids. Unless otherwise agreed to by the Seller, no Qualified Bidder will be permitted more than one-half hour to respond to the previous bid at Auction and, at the expiration of such time (unless extended), the Auction shall conclude.
Selection of Successful Bid
          As soon as practicable after the conclusion of the Auction, the Seller will, in consultation with its attorneys and financial advisors, review each Qualified Bid and identify the highest or otherwise best offer for the Assets (the “Successful Bid”) and the bidder making such bid (the “Successful Bidder”). The Seller will sell the Assets for the highest or otherwise best Qualified Bid to the Successful Bidder upon the approval of such Qualified Bid by the Bankruptcy Court after the hearing (the “Sale Hearing”).
Sale Hearing
          The Sale Hearing is currently scheduled for October 28, 2008 at 10:00 a.m. (prevailing Eastern time) before the Honorable Martin Glenn, United States Bankruptcy Judge, in the United States Bankruptcy Court for the Southern District of New York, located at One Bowling Green, Room 501, New York, New York 10004. The Sale Hearing may be adjourned or rescheduled by the Seller without notice other than by an announcement of the adjourned date at the Sale Hearing.
          If no Qualified Bids other than that of the Purchaser are received, the Seller will proceed with the sale of the Assets to the Purchaser following entry of the order approving the

Sale. If the Seller receives additional Qualified Bids, then, at the Sale Hearing, the Seller shall seek approval of the Successful Bid, as well as the second highest or best Qualified Bid (the “Alternate Bid” and such bidder, the “Alternate Bidder”). A bid will not be deemed accepted by the Seller unless and until approved by the Bankruptcy Court. Following approval of the sale to the Successful Bidder, if the Successful Bidder fails to consummate the sale for specified reasons, then the Alternate Bid will be deemed to be the Successful Bid and the Seller will effectuate a sale to the Alternate Bidder without further order of the Bankruptcy Court.
Return Of Good Faith Deposits
          Good faith deposits of all Qualified Bidders (except for the Successful Bidder) shall be held in an interest-bearing escrow account and all Qualified Bids shall remain open until two (2) business days following the closing of the Sale (the “Return Date”). Notwithstanding the foregoing, the good faith deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the Purchase Price upon closing of the Sale to the Successful Bidder. If a Successful Bidder fails to consummate an approved sale, the Seller will not have any obligation to return such good faith deposit and it shall irrevocably become property of the Seller. On the Return Date, the Seller will return the good faith deposits of all other Qualified Bidders, together with the accrued interest thereon.
Reservation of Rights
          The Seller (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Seller, its estate and creditors as determined by the Seller in its sole discretion.

EXHIBIT 1 TO BIDDING PROCEDURES
(Nondisclosure Agreement)

NONDISCLOSURE AGREEMENT
          This Nondisclosure Agreement (this “Agreement”) by and between                     , a                      corporation (the “Recipient”), and IFL Corp. (the “Provider”) is dated as of the latest date set forth on the signature page hereto. Recipient and Provider are each a “Party” and collectively, the “Parties”).
          1. General. In connection with the consideration of a possible negotiated transaction (a “Possible Transaction”) between the Parties, Provider is prepared to make available to the Recipient certain “Diligence Material” (as defined in Section 2 below) in accordance with the provisions of this Agreement, and both Parties agree to take or abstain from taking certain other actions as hereinafter set forth.
          2. Definitions. (a) The term “Diligence Material” means information concerning the Provider which has been or is furnished to the Recipient or its Representatives in connection with the Recipient’s evaluation of a Possible Transaction, including its business, financial condition, operations, assets and liabilities, and includes all notes, analyses, compilations, studies, interpretations or other documents prepared by the Recipient or its Representatives which contain or are based upon, in whole or in part, the information furnished by the Recipient hereunder. The term Diligence Material does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives in breach of this Agreement, (ii) was within the Recipient’s possession prior to its being furnished to the Recipient by or on behalf of the Provider, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information, or (iii) is or becomes available to the Recipient on a non-confidential basis from a source other than the Provider or its Representatives, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information.

          (b) The term “Representatives” shall include the directors, officers, employees, agents, partners or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) of the Recipient or the Provider, as applicable.
          (c) The term “Person” includes the media and any corporation, partnership, group, individual or other entity.
          3. Use of Diligence Material. The Recipient shall, and it shall cause its Representatives to, use the Diligence Material solely for the purpose of evaluating a Possible Transaction, keep the Diligence Material confidential, and, subject to Section 5, will not, and will cause its Representatives not to, disclose any of the Diligence Material in any manner whatsoever; provided, however, that any of such information may be disclosed to the Recipient’s Representatives who need to know such information for the sole purpose of helping the Recipient evaluate a Possible Transaction. The Recipient agrees to be responsible for any breach of this Agreement by any of the Recipient’s Representatives. This Agreement does not grant the Recipient or any of its Representatives any license to use the Provider’s Diligence Material except as provided herein.
          4. Legally Required Disclosure. If the Recipient or its Representatives are requested or required (by oral questions, interrogatories, other requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Diligence Material, the Recipient shall provide the Provider with prompt written notice of any such request or requirement together with copies of the material proposed to be disclosed so that the Provider may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Provider, the Recipient or its Representatives are nonetheless legally compelled to disclose Diligence Material or otherwise be liable for contempt or suffer other censure or penalty, the Recipient or its Representatives may, without liability hereunder, disclose to such requiring person only that portion of such Diligence Material or any such facts which the Recipient or its Representatives is legally required to disclose, provided that the Recipient and/or its Representatives cooperate with the Provider to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Diligence Material or such facts by the person receiving the material.
          5. Return or Destruction of Diligence Material. If Recipient decides that it does not wish to proceed with a Possible Transaction, it will promptly inform the Provider of that decision. In that case, or at any time upon the request of the Provider for any reason, the Recipient will, and will cause its Representatives to, within five (5) business days of receipt of such notice, destroy or return all Diligence Material in any way relating to the Provider or its products, services, employees or other assets or liabilities, and no copy or extract thereof (including electronic copies) shall be retained, except that Recipient’s outside counsel may retain one copy to be kept confidential and used solely for archival purposes. The Recipient shall provide to the Provider a certificate of compliance with the previous sentence signed by an executive officer of the Recipient. Notwithstanding the return or destruction of the Diligence Material, the Recipient and its Representatives will continue to be bound by the Recipient’s obligations hereunder with respect to such Diligence Material.
          6. Maintaining Privilege. If any Diligence Material includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Recipient understands and agrees that the Recipient and the Provider have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material by Provider is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Diligence Material provided by the Recipient that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

          7. Not a Transaction Agreement. The Recipient understands and agrees that no contract or agreement providing for a Possible Transaction exists between the Parties unless and until a final definitive agreement for a Possible Transaction has been executed and delivered, and the Recipient hereby waives, in advance, any claims (including, without limitation, breach of contract) relating to the existence of a Possible Transaction unless and until the Parties shall have entered into a final definitive agreement for a Possible Transaction. The Recipient also agrees that, unless and until a final definitive agreement regarding a Possible Transaction has been executed and delivered, neither Party will be under any legal obligation of any kind whatsoever with respect to such Possible Transaction by virtue of this Agreement except for the matters specifically agreed to herein. Either Party may terminate discussions and negotiations with the other Party at any time.
          8. No Representations or Warranties; No Obligation to Disclose. The Recipient understands and acknowledges that neither the Provider nor its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Diligence Material furnished by or on behalf of the Provider and shall have no liability to the Recipient, its Representatives or any other Person relating to or resulting from the use of the Diligence Material furnished to the Recipient or its Representatives or any errors therein or omissions therefrom. As to the information delivered to the Recipient, the Provider will only be liable for those representations or warranties which are made in a final definitive agreement regarding a Possible Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. Nothing in this Agreement shall be construed as obligating a the Provider to provide, or to continue to provide, any information to any Person.
          9. Modifications and Waiver. No provision of this Agreement can be waived or amended in favor of either Party except by written consent of the other Party, which consent shall specifically refer to such provision and explicitly make such waiver or amendment. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.
          10. Remedies. Recipient understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Recipient or any of its Representatives and that Provider shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach or threat thereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to Provider.
          11. Legal Fees. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that either Recipient or its Representatives has breached this Agreement, then the Recipient shall be liable and pay to the Provider the reasonable legal fees and costs incurred in connection with such litigation, including any appeal therefrom.
          12. Governing Law. This Agreement is for the benefit of the Provider and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.
          13. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce it in its modified form for all purposes of this Agreement.
          14. Term. This Agreement shall terminate one (1) year after the date of this Agreement.
          15. Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements,

understandings, arrangements and discussions between the Parties regarding such subject matter.
          16. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which shall be deemed to constitute a single instrument.
          IN WITNESS WHEREOF, each of the undersigned entities has caused this Agreement to be signed by its duly authorized representatives as of the date written below.

PROVIDER:	RECIPIENT:

IFL CORP.	[COMPANY NAME]

[Address]

By:	By:
Name:	Name:
Title	Title

Exhibit 2
Sale Notice

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:

Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
NOTICE OF SALE OF CERTAIN ASSETS AT AUCTION
          PLEASE TAKE NOTICE OF THE FOLLOWING:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”) is offering substantially all of its assets (the “Assets”) for sale. Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed to them in the Bidding Procedures.

          All interested parties are invited to make an offer to purchase the Assets in accordance with the terms and conditions approved by the Bankruptcy Court (the “Bidding Procedures”). Pursuant to the Bidding Procedures, the Debtor may conduct an auction for the Assets (the “Auction”) beginning at 10:00 a.m. on October 27, 2008 at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022
          Participation at the Auction is subject to the Bidding Procedures and the Bidding Procedures Order. A copy of the Bidding Procedures is attached hereto as Exhibit 1.
          The Debtor has accepted a bid only when the bid has been approved by the Bankruptcy Court at the Sale Hearing. Notwithstanding Bankruptcy Court approval of a sale pursuant to the terms of a bid by a Qualified Bidder, the Good Faith Deposits of all bidders will be retained by the Debtor, and all bids will remain open until two (2) business days following the closing of the Sale (the “Return Date”); provided, however, that if the Debtor determines not to sell the Assets, the Good Faith Deposits of all Qualified Bidders will be returned by the Debtor within forty-eight (48) hours of the Auction. Upon failure to consummate the sale of the Assets because of a breach or failure on the part of the Successful Bidder, the Debtor may select in its business judgment the next highest or otherwise best Qualified Bid to be the Successful Bid without further order of the Court. On the Return Date, the Debtor will return the Good Faith Deposits of all Qualified Bidders, except the Successful Bidder, with accrued interest.
          The Debtor may: (a) determine, in its business judgment, which Qualified Bid is the highest or otherwise best offer and (b) reject at any time before entry of an order of the Bankruptcy Court approving a Qualified Bid any bid which, in the Debtor’s sole discretion, is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of sale, or (iii) contrary to the best interests of the Debtor, its estate, and its creditors.
          A hearing to approve the Sale of the Assets to the highest and best bidder will be held on October 28, 2008 at 10:00 a.m. Prevailing Eastern Time at the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York,

New York 10004, before the Honorable Martin Glenn, United States Bankruptcy Judge. The hearing on the Sale my be adjourned without notice other than an adjournment in open court.
          This notice is qualified in its entirety by the Bidding Procedures Order.

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Proposed Counsel to the Debtor and Debtor in Possession
Dated:                     , 2008
           New York, New York

EXHIBIT 1
BIDDING PROCEDURES
Assets To Be Sold
          The assets proposed to be sold are the Assets (as defined in the Agreement and as more fully set forth in section 2.1 of the Agreement) which comprise substantially all of the Seller’s assets.
As Is, Where Is
          The sale of the Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature, or description by the Debtor, its agents, or estate, except, with respect to the Purchaser, to the extent set forth in the Agreement and, with respect to a Successful Bidder, to the extent set forth in the relevant purchase agreement of such Successful Bidder approved by the Bankruptcy Court.
Free Of Any And All Claims And Interests
          The Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options, and interests thereon (collectively, the “Claims and Interests”) and the Claims and Interests, if any, shall attach to the net proceeds of the sale of such Assets.
Participation Requirements
          Any person who wishes to participate in the Bidding Process (a “Potential Bidder”) must become a Qualified Bidder. As a prerequisite to becoming a Qualified Bidder, a Potential Bidder, other than the Purchaser, must deliver (unless previously delivered) to the Seller, who shall promptly deliver copies to the Official Committee of Unsecured Creditors (the “Committee”), if one is appointed in the Debtor’s case: (i) an executed confidentiality agreement substantially in the form attached hereto as Exhibit 2, (ii) current audited financial statements of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of acquiring the Assets, current audited financial statements of the equity holders of the Potential Bidder who shall guarantee the obligations of the Potential Bidder, or such other form of financial disclosure and credit-quality support or enhancement acceptable to the Seller, and (iii) a preliminary (non-binding) written proposal regarding (a) the purchase price range, (b) any Assets expected to be excluded, (c) the structure and financing of the transaction (including, but not limited to, the sources of financing of the Purchase Price (as defined in the Agreement) and the requisite deposit, (d) any anticipated regulatory approvals required to close the transaction, the anticipated time frame and any anticipated impediments for obtaining such approvals, (e) any conditions to closing that it may wish to impose in addition to those set forth in the Agreement, and (f) the nature and extent of additional due diligence it may wish to conduct and the date by which such due diligence will be completed.
          A Potential Bidder who delivers the documents described in the previous subparagraphs above and whose financial information and credit-quality support or enhancement demonstrate the financial capability of such Potential Bidder to consummate the Sale, if selected as a successful bidder, and who the Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), determine (based on availability of financing, experience, and other considerations) to be able to consummate the Sale within the time frame provided by the Agreement shall be deemed a “Qualified Bidder.” As promptly as practicable, after a Potential Bidder delivers all of the materials required above, the Seller, in consultation and with the Committee (if one is appointed in the Debtor’s case), shall determine, and shall notify the Potential Bidder, whether such Potential Bidder is a Qualified Bidder. At the same time that the Seller notify the Potential Bidder that it is a Qualified Bidder, the Seller shall allow the Qualified Bidder to begin to conduct due diligence with respect to the Assets as provided below. Notwithstanding the foregoing, the Purchaser for itself or on behalf of its designee, assignee or affiliate, shall be deemed a Qualified Bidder for purposes of the Bidding Process.
Due Diligence
          All due diligence shall be coordinated by the Seller, and all requests for due diligence materials and related information shall be made to counsel for the Seller, Lowenstein

Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. (slevine@lowenstein.com) and S. Jason Teele, Esq. (steele@lowenstein.com), or any other professional retained by the Seller and as directed by the Seller.
          The Seller shall afford each Qualified Bidder access to due diligence materials reasonably requested; provided, however, that the Seller, in its reasonable discretion, may permit Potential Bidders to conduct limited due diligence, provided such Potential Bidders execute a confidentiality agreement substantially in the form attached hereto as Exhibit 1, for the limited purpose of permitting such Potential Bidders to determine whether or not they desire to submit a Qualified Bid.
          The Seller shall coordinate all reasonable requests for information and due diligence access from Qualified Bidders. Any additional due diligence shall not continue after the Bid Deadline, except as otherwise consented to by the Seller. The Seller may, in its discretion, coordinate diligence efforts such that multiple Qualified Bidders have simultaneous access to due diligence materials. The Seller shall not be obligated to furnish any information relating to the Assets to any person other than to Qualified Bidders.
          Each Qualified Bidder shall be deemed to acknowledge and represent that it has had an opportunity to conduct any and all due diligence regarding the Assets prior to making its offer, that it has relied solely upon its own independent review, investigation, and/or inspection of any documents and/or the Assets in making its bid, and that it did not rely upon any written or oral statements, representations, promises, warranties, or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Assets, or the completeness of any information provided in connection therewith, the Bidding Process or the Auction (as defined herein), except, as to the Successful Bidder, as expressly stated in the definitive agreement with such Successful Bidder approved by the Bankruptcy Court.

Bid Deadline
          All Bids (as defined below) must be submitted in writing so that they are actually received no later than 5:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Bid Deadline”). Each Qualified Bidder (as defined below) must deliver copies of its Bid to Lowenstein Sandler PC, counsel for the Debtor, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. and S. Jason Teele, Esq., or by e-mail to slevine@lowenstein.com and steele@lowenstein.com. Debtor’s counsel shall serve copies of all Bids received on (i) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201, Attention: Robert W. Dockery, Esq. and Kevin D. Rice, Esq., (ii) counsel for any official committees appointed in the Debtor’s case, and (iii) the Office of the United States Trustee.
Bid Requirements
          All bids must include the following documents: (i) a letter stating that the bidder’s offer is irrevocable for the period set forth in the Bidding Procedures, (ii) an executed copy of the Agreement marked to show amendments and modifications to the Agreement, purchase price, and proposed schedules, (iii) a good faith deposit of ten percent (10%) of the aggregate bid amount (the “Good Faith Deposit”), and (iv) satisfactory written evidence of a commitment for financing or other ability to consummate the proposed transaction.
Qualified Bids
          To be deemed a “Qualified Bid,” a bid must be received by the Bid Deadline and, among other things, (i) must be on terms and conditions (other than the amount of the consideration and the particular liabilities being assumed) that are substantially similar to, and are not materially more burdensome or conditional to Seller than those contained in the Agreement, (ii) must not be contingent on obtaining financing or the outcome of unperformed due diligence beyond the contingencies set forth in the Agreement, (iii) must have a value (inclusive of any credit bid component) greater than the purchase price reflected in the

Agreement plus the amount of the Break-Up Fee, (iv) must not be conditioned on bid protection, other than those contemplated in the Bidding Procedures, (v) must contain acknowledgements and representations as set forth in the Bidding Procedures, and (vi) include a commitment to consummate the Sale within not more than 15 days after entry of a Bankruptcy Court order approving such purchase. The Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), shall have the right to deem a bid a Qualified Bid, if such bid does not conform to one or more of the aforementioned requirements, provided however, that such bid must have a value greater than or equal to the sum of the Purchase Price plus the amount of the Break-Up Fee, taking into account all material terms of any such bid. Each Qualified Bid other than that of the Purchaser shall be called a “Subsequent Bid.”
Bid Protection
          Recognizing the Purchaser’s expenditure of time, energy, and resources, the Seller has agreed to provide certain bidding protections to the Purchaser. Specifically, the Seller has determined that the Agreement will further the goals of the Bidding Procedures by setting a floor which all other Qualified Bids must exceed and, therefore, is entitled to be selected as the Purchaser. As a result, the Seller has agreed that if the Seller sell the Assets to a Successful Bidder other than the Purchaser, the Seller shall, in certain circumstances, pay to the Purchaser a Break-Up Fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement). The payment of the Break-Up Fee shall be governed by the provisions of the Agreement and the Bidding Procedures Order.
Conduct Of Auction
          If the Debtor receives at least one Qualified Bid in addition to the Agreement, the Debtor will conduct an auction (the “Auction”) on October 27, 2008, 2008 at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York, at 10:00 a.m. (prevailing Eastern time). At least two business days prior to the Auction, each Qualified Bidder with a Qualified Bid must inform the Seller whether it intends to participate in the Auction and at least one business day prior to the Auction, the Seller will provide such bidders copies of the Qualified Bid which the Seller believes is the highest or otherwise best offer for the Assets, (iii) all Qualified Bidders will be entitled to be present for all Subsequent Bids, and (iv) bidding at the Auction will begin with the highest or otherwise best Qualified Bid, continue in minimum increments of at least $25,000, and conclude after each participating bidder has had the opportunity to submit one or more additional Subsequent Bids.
Participation in the Auction
          Only Qualified Bidders who have submitted Qualified Bids will be eligible to participate in the Auction. Only the authorized representatives of each of the Qualified Bidders, the Purchaser, the Committee (if one is appointed in the Debtor’s case), the Office of the United States Trustee, and the Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase and/or improve their bids. Unless otherwise agreed to by the Seller, no Qualified Bidder will be permitted more than one-half hour to respond to the previous bid at Auction and, at the expiration of such time (unless extended), the Auction shall conclude.
Selection of Successful Bid
          As soon as practicable after the conclusion of the Auction, the Seller will, in consultation with its attorneys and financial advisors, review each Qualified Bid and identify the highest or otherwise best offer for the Assets (the “Successful Bid”) and the bidder making such bid (the “Successful Bidder”). The Seller will sell the Assets for the highest or otherwise best Qualified Bid to the Successful Bidder upon the approval of such Qualified Bid by the Bankruptcy Court after the hearing (the “Sale Hearing”).
Sale Hearing
          The Sale Hearing is currently scheduled for October 28, 2008 at 10:00 a.m. (prevailing Eastern time) before the Honorable Martin Glenn, United States Bankruptcy Judge, in the United States Bankruptcy Court for the Southern District of New York, located at One Bowling Green, Room 501, New York, New York 10004. The Sale Hearing may be adjourned or rescheduled by the Seller without notice other than by an announcement of the adjourned date at the Sale Hearing.
          If no Qualified Bids other than that of the Purchaser are received, the Seller will proceed with the sale of the Assets to the Purchaser following entry of the order approving the Sale. If the Seller receives additional Qualified Bids, then, at the Sale Hearing, the Seller shall seek approval of the Successful Bid, as well as the second highest or best Qualified Bid (the “Alternate Bid” and such bidder, the “Alternate Bidder”). A bid will not be deemed accepted by the Seller unless and until approved by the Bankruptcy Court. Following approval of the sale to the Successful Bidder, if the Successful Bidder fails to consummate the sale for specified reasons, then the Alternate Bid will be deemed to be the Successful Bid and the Seller will effectuate a sale to the Alternate Bidder without further order of the Bankruptcy Court.
Return Of Good Faith Deposits
          Good faith deposits of all Qualified Bidders (except for the Successful Bidder) shall be held in an interest-bearing escrow account and all Qualified Bids shall remain open until two business days following the closing of the Sale (the “Return Date”). Notwithstanding the foregoing, the good faith deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the Purchase Price upon closing of the Sale to the Successful Bidder. If a Successful Bidder fails to consummate an approved sale, the Seller will not have any obligation to return such good faith deposit and it shall irrevocably become property of the Seller. On the Return Date, the Seller will return the good faith deposits of all other Qualified Bidders, together with the accrued interest thereon.
Reservation of Rights
          The Seller (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Seller, its estate and creditors as determined by the Seller in its sole discretion.

EXHIBIT 1 TO BIDDING PROCEDURES
(Nondisclosure Agreement)

NONDISCLOSURE AGREEMENT
          This Nondisclosure Agreement (this “Agreement”) by and between                     , a                      corporation (the “Recipient”), and IFL Corp. (the “Provider”) is dated as of the latest date set forth on the signature page hereto. Recipient and Provider are each a “Party” and collectively, the “Parties”).
          1. General. In connection with the consideration of a possible negotiated transaction (a “Possible Transaction”) between the Parties, Provider is prepared to make available to the Recipient certain “Diligence Material” (as defined in Section 2 below) in accordance with the provisions of this Agreement, and both Parties agree to take or abstain from taking certain other actions as hereinafter set forth.
          2. Definitions. (a) The term “Diligence Material” means information concerning the Provider which has been or is furnished to the Recipient or its Representatives in connection with the Recipient’s evaluation of a Possible Transaction, including its business, financial condition, operations, assets and liabilities, and includes all notes, analyses, compilations, studies, interpretations or other documents prepared by the Recipient or its Representatives which contain or are based upon, in whole or in part, the information furnished by the Recipient hereunder. The term Diligence Material does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives in breach of this Agreement, (ii) was within the Recipient’s possession prior to its being furnished to the Recipient by or on behalf of the Provider, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information, or (iii) is or becomes available to the Recipient on a non-confidential basis from a source other than the Provider or its Representatives, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information.

          (b) The term “Representatives” shall include the directors, officers, employees, agents, partners or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) of the Recipient or the Provider, as applicable.
          (c) The term “Person” includes the media and any corporation, partnership, group, individual or other entity.
          3. Use of Diligence Material. The Recipient shall, and it shall cause its Representatives to, use the Diligence Material solely for the purpose of evaluating a Possible Transaction, keep the Diligence Material confidential, and, subject to Section 5, will not, and will cause its Representatives not to, disclose any of the Diligence Material in any manner whatsoever; provided, however, that any of such information may be disclosed to the Recipient’s Representatives who need to know such information for the sole purpose of helping the Recipient evaluate a Possible Transaction. The Recipient agrees to be responsible for any breach of this Agreement by any of the Recipient’s Representatives. This Agreement does not grant the Recipient or any of its Representatives any license to use the Provider’s Diligence Material except as provided herein.
          4. Legally Required Disclosure. If the Recipient or its Representatives are requested or required (by oral questions, interrogatories, other requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Diligence Material, the Recipient shall provide the Provider with prompt written notice of any such request or requirement together with copies of the material proposed to be disclosed so that the Provider may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Provider, the Recipient or its Representatives are nonetheless legally compelled to disclose Diligence Material or otherwise be liable for contempt or suffer other censure or penalty, the Recipient or its Representatives may, without liability hereunder, disclose to such requiring Person only that portion of such Diligence Material or any such facts which the Recipient or its Representatives is legally required to disclose, provided that the Recipient and/or its Representatives cooperate with the Provider to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Diligence Material or such facts by the Person receiving the material.
          5. Return or Destruction of Diligence Material. If Recipient decides that it does not wish to proceed with a Possible Transaction, it will promptly inform the Provider of that decision. In that case, or at any time upon the request of the Provider for any reason, the Recipient will, and will cause its Representatives to, within five business days of receipt of such notice, destroy or return all Diligence Material in any way relating to the Provider or its products, services, employees or other assets or liabilities, and no copy or extract thereof (including electronic copies) shall be retained, except that Recipient’s outside counsel may retain one copy to be kept confidential and used solely for archival purposes. The Recipient shall provide to the Provider a certificate of compliance with the previous sentence signed by an executive officer of the Recipient. Notwithstanding the return or destruction of the Diligence Material, the Recipient and its Representatives will continue to be bound by the Recipient’s obligations hereunder with respect to such Diligence Material.
          6. Maintaining Privilege. If any Diligence Material includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Recipient understands and agrees that the Recipient and the Provider have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material by Provider is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Diligence Material provided by the Recipient that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

          7. Not a Transaction Agreement. The Recipient understands and agrees that no contract or agreement providing for a Possible Transaction exists between the Parties unless and until a final definitive agreement for a Possible Transaction has been executed and delivered, and the Recipient hereby waives, in advance, any claims (including, without limitation, breach of contract) relating to the existence of a Possible Transaction unless and until the shall have entered into a final definitive agreement for a Possible Transaction. The Recipient also agrees that, unless and until a final definitive agreement regarding a Possible Transaction has been executed and delivered, neither Party will be under any legal obligation of any kind whatsoever with respect to such Possible Transaction by virtue of this Agreement except for the matters specifically agreed to herein. Either Party may terminate discussions and negotiations with the other Party at any time.
          8. No Representations or Warranties; No Obligation to Disclose. The Recipient understands and acknowledges that neither the Provider nor its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Diligence Material furnished by or on behalf of the Provider and shall have no liability to the Recipient, its Representatives or any other Person relating to or resulting from the use of the Diligence Material furnished to the Recipient or its Representatives or any errors therein or omissions therefrom. As to the information delivered to the Recipient, the Provider will only be liable for those representations or warranties which are made in a final definitive agreement regarding a Possible Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. Nothing in this Agreement shall be construed as obligating a the Provider to provide, or to continue to provide, any information to any Person.
          9. Modifications and Waiver. No provision of this Agreement can be waived or amended in favor of either Party except by written consent of the other Party, which consent shall specifically refer to such provision and explicitly make such waiver or amendment. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.
          10. Remedies. Recipient understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Recipient or any of its Representatives and that Provider shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach or threat thereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to Provider.
          11. Legal Fees. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that either Recipient or its Representatives has breached this Agreement, then the Recipient shall be liable and pay to the Provider the reasonable legal fees and costs incurred in connection with such litigation, including any appeal therefrom.
          12. Governing Law. This Agreement is for the benefit of the Provider and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.
          13. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce them in their modified form for all purposes of this Agreement.
          14. Term. This Agreement shall terminate one year after the date of this Agreement.
          15. Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements,

understandings, arrangements and discussions between the Parties regarding such subject matter.
          16. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which shall be deemed to constitute a single instrument.
          IN WITNESS WHEREOF, each of the undersigned entities has caused this Agreement to be signed by its duly authorized representatives as of the date written below.

PROVIDER:	RECIPIENT:

IFL CORP.	[COMPANY NAME]

[Address]

By:	By:
Name:	Name:
Title	Title

Exhibit 3
Cure Notice

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:
Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
NOTICE OF CURE AMOUNT WITH RESPECT TO EXECUTORY
CONTRACT OR UNEXPIRED LEASE TO BE ASSUMED AND ASSIGNED
          PLEASE TAKE NOTICE THAT:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”), hereby provides notice of its intent to assume and assign the executory contracts or unexpired leases (the “Assumed Contracts”) listed on Exhibit 1 hereto to the Purchaser or Successful

Bidder with respect to the Debtor’s Assets. Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed to them in the Bidding Procedures Order.
          On the Closing Date, or as soon thereafter as reasonably practicable, the Debtor will pay the amount that the Debtor’s records reflect is owing for pre-petition arrearages as set forth on Exhibit 1 (the “Cure Amount”). The Debtor’s records reflect that all post-petition amounts owing under each Assumed Contract have been paid and will continue to be paid until the assumption and assignment of each Assumed Contract and that, other than the Cure Amount, there are no other defaults under any Assumed Contract.
          Objections, if any, to the proposed Cure Amount must (a) be in writing, (b) state with specificity the cure asserted to be required, (c) include appropriate documentation thereof, (d) conform to the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, (e) be filed with the Bankruptcy Court in accordance with General Order M-242 (as amended) – registered users of the Bankruptcy Court’s case filing system must file electronically, and all other parties-in-interest must file on a 3.5 inch disk (preferably in Portable Document Format (PDF), WordPerfect, or any other Windows-based word processing format), (f) be submitted in hard-copy form directly to the chambers of the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, and (g) be served in hard copy form within ten days of service of this Notice upon (i) the Debtor, 38 Park Avenue, 2nd Floor, Rutherford, New Jersey 07070 (Attn: Michael C. Keefe, Esq.), (ii) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq.), (iii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (vii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004 (Serene Nakano, Esq.).

          To be considered timely, all objections must be filed and served in accordance with the foregoing paragraph on or before ten (10) days from the date of this Notice.
          If an objection to the Cure Amount is timely filed, a hearing with respect to the objection will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, at such date and time as the Court may schedule. A hearing regarding the Cure Amount, if any, may be continued at the sole discretion of the Debtor until after the Closing Date.
          The failure of any objecting person or entity to timely file its objection shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the sale of the Assets, or the Debtor’s consummation and performance of the Agreement (including the transfer of the Assets and the Assumed Contracts free and clear of all Liens and Claims), if authorized by the Court.
          Prior to the Closing Date, the Debtor or Successful Bidder may amend its decision with respect to the assumption and assignment of the Assumed Contract and provide a new notice amending the information provided in this Notice.
LOWENSTEIN SANDLER PC

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Proposed Counsel to the Debtor and Debtor in Possession

Dated:	, 2008
New York, New York

Exhibit 4
Assumption Notice

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:
Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
NOTICE OF ASSUMPTION AND ASSIGNMENT
OF EXECUTORY CONTRACT OR UNEXPIRED LEASE
          PLEASE TAKE NOTICE THAT:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”) has accepted the bid of                      (the “Successful Bidder”) for the purchase of substantially all of the Debtor’s assets (the “Assets”). The terms of the bid are set forth in the Asset Purchase Agreement, dated as of                           , 2008 between the Debtor and the Successful Bidder

(the “Agreement”). Capitalized terms used but not otherwise defined in this notice shall have the meaning ascribed to them in the Bidding Procedures Order.
          Pursuant to the terms of the Agreement, the Debtor will seek to assume and assign the contracts and leases listed on Exhibit 1 hereto (the “Assumed Contracts”) at the hearing to be held at 10:00 a.m. (Prevailing Eastern Time) on October 28, 2008 (the “Sale Hearing”) before the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004.
          Objections, if any, to the assumption and assignment of any Assumed Contract must (a) be in writing, (b) state with specificity the asserted objection, (c) conform to the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, (e) be filed with the Bankruptcy Court in accordance with General Order M-242 (as amended) – registered users of the Bankruptcy Court’s case filing system must file electronically, and all other parties-in-interest must file on a 3.5 inch disk (preferably in Portable Document Format (PDF), WordPerfect, or any other Windows-based word processing format), (f) be submitted in hard-copy form directly to the chambers of the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, and (g) be served in hard copy form within ten (10) days of service of this Notice upon (i) the Debtor, 38 Park Avenue, 2nd Floor, Rutherford, New Jersey 07070 (Attn: Michael C. Keefe, Esq.), (ii) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq., (iii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (vii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004, (Serene Nakano, Esq.).
          If an objection to the assumption or assignment of an Assumed Contract is timely filed, a hearing with respect to the objection will be held before the Honorable Martin Glenn,

United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, at the Sale Hearing or such date and time as the Court may schedule.
          Objections to the assumption or assignment of an Assumed Contract must be filed and served in accordance with the foregoing paragraph on or before two (2) days prior to the Sale Hearing.

LOWENSTEIN SANDLER PC

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Proposed Counsel to the Debtor and Debtor in Possession

Dated:	, 2008
New York, New York

EXHIBIT B
SALE ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:
Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
ORDER UNDER 11 U.S.C. §§ 363 AND 365 AND FED. R. BANKR. P. 2002, 6004, 6006,
AND 9014 (A) AUTHORIZING AND APPROVING (I) SALE OF SUBSTANTIALLY
ALL ASSETS OF THE DEBTOR FREE AND CLEAR OF LIENS, CLAIMS, AND
ENCUMBRANCES, (II) ASSUMPTION AND ASSIGNMENT OF CERTAIN
EXECUTORY CONTRACTS AND UNEXPIRED LEASES, AND (III) ASSUMPTION OF
CERTAIN LIABILITIES; AND (B) APPROVING RELATED COMPROMISES
          Upon the motion, dated September 19, 2008 (the “Motion”),1 of the above-captioned debtor and debtor-in-possession (the “Debtor” or “Seller”) for orders under 11 U.S.C. §§ 363 and 365 and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014 (a) approving (i) bidding procedures, (ii) certain bid protections, (iii) the form and manner of sale notices, and (iv) the sale hearing date (the “Sale Hearing”), and (b) authorizing and approving (i) the sale of substantially all of the Debtor’s assets (the “Assets”) free and clear of liens, claims, and encumbrances (the “Sale”) to the Purchaser, (ii) the assumption by the Seller and assignment to the Purchaser of certain executory contracts and unexpired leases (collectively the “Assumed Contracts”), and (iii) the assumption of certain liabilities (collectively, the “Assumed Liabilities”) by the Purchaser; and the Court having reviewed the Motion; and the Court having entered on                           , 2008 an Order approving (i) bidding procedures, (ii) certain bid protections, and (iii) the form and manner of sale notices (Docket No.      ) (the “Bidding Procedures Order”); and upon the record of the sale hearing (the “Sale Hearing”) conducted on                           , 2008; and upon the record in this chapter 11 case; and the Debtor, Purchaser and the Committee having reviewed and agreed to

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

the terms of this Order; and it appearing that the relief sought by the Debtor, as modified by this Order, is necessary and in the best interests of the Debtor, its creditors and bankruptcy estate and other parties in interest; and due deliberation having been had, and sufficient cause appearing therefor;
          THE COURT HEREBY FINDS AND DETERMINES THAT: 2
          A. On September 15, 2008, (the “Petition Date”), the Debtor filed a voluntary petition for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).
          B. Since the Petition Date, the Debtor has continued in possession and management of its assets and properties as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
          C. No trustee or examiner has been appointed in the Debtor’s chapter 11 case.
          D. On                           , the United States Trustee appointed an Official Committee of Unsecured Creditors (the “Committee”).
          E. The Court has jurisdiction over the Motion pursuant to 28 U.S.C. §§ 157 and 1334. This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (M) and (O). Venue of this case and the Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409.
          F. The statutory predicates for the relief sought in the Motion are sections 105(a), 363 and 365 of the Bankruptcy Code and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014.
          G. As evidenced by the certificate of service previously filed with the Court, and based on the representations of counsel for the Debtor at the Sale Hearing: (i) proper, timely, adequate and sufficient notice of the Motion and the Sale Hearing has been provided in accordance with sections 102(1), 363 and 365 of the Bankruptcy Code, Fed. R. Bankr. P. 2002, 6004, 6006, 9007 and 9014, and the Bidding Procedures Order; (ii) such notice was good and sufficient and appropriate under the particular circumstances; and (iii) no other or further notice

[2]	Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact where appropriate. See Fed. R. Bankr. P. 7052.

of the Motion, the Sale Hearing or the entry of this Order is required.
          H. A reasonable opportunity to object or be heard regarding the relief requested in the Motion has been afforded to all interested persons and entities.
          I. The Seller is the sole and lawful owner of the Assets to be sold pursuant to the Agreement.
          J. Pursuant to the Bidding Procedures Order, on October 27, 2008 the Debtor conducted an auction to receive and consider competing offers to purchase the Assets. No competing bids were submitted. K. The offer of Purchaser to purchase the Assets is the highest and best offer received for the sale of the Assets.
          L. The purchase price to be paid by Purchaser is fair and constitutes reasonably equivalent value and reasonable market value for the Assets.
          M. Purchaser is a good faith purchaser with respect to the Assets, as that term is used in section 363(m) of the Bankruptcy Code. The Agreement was negotiated, proposed and entered into by the parties in good faith, from arm’s length bargaining positions and without collusion, and the Purchaser therefore is entitled to the protections of section 363(m) of the Bankruptcy Code with respect to the Assets. Neither the Debtor nor the Purchaser have engaged in any conduct that would cause or permit the Agreement to be voided under section 363(n) of the Bankruptcy Code.
          N. Except as specifically provided in the Agreement or this Order, Purchaser shall not assume or become liable for any Pre-Closing Date liens, claims, interests and/or encumbrances relating to the Assets being sold by the Seller unless expressly stated in the Agreement or this Order. Any valid and enforceable liens, claims, interests and/or encumbrances shall attach to the proceeds of the sale with the same priority, validity, and enforceability as they had immediately before the closing of the sale.
          O. The Debtor has articulated sound business reasons for entering into the Agreement and selling the Assets as set forth in the Motion outside of a chapter 11 plan, and it is a reasonable exercise of the Debtor’s business judgment to execute, deliver and consummate the Agreement with the Purchaser and consummate the transactions contemplated by the Agreement and as set forth in this Order.
          P. The Seller may sell the Assets free and clear of all liens, claims, interests and/or encumbrances because, in each case, one or more of the standards set forth in section 363(f)(1)-(5) of the Bankruptcy Code has been satisfied. The Assets are not encumbered by any liens, claims, interests and/or encumbrances. No party asserted any liens, claims, interests and/or encumbrances in or to the Assets and no such party objected to the sale or the Motion (any such objections having been withdrawn or resolved). Thus, all such holders are deemed to have consented to the sale and the Motion pursuant to section 363(f)(2) of the Bankruptcy Code.
          Q. The terms and conditions of the Agreement, including the total consideration to be realized by the Seller pursuant to the Agreement, are fair and reasonable, and the transactions contemplated by the Agreement, as modified by this Order, are in the best interests of the Debtor, its creditors and estate.
          R. A valid business purpose exists for approval of the transactions contemplated by the Motion pursuant to sections 105, 363(b), (f), and (m) of the Bankruptcy Code. The Seller may sell, transfer and assign the Assets free and clear of all liens, claims, interests and/or encumbrances in accordance with sections 105 and 363 of the Bankruptcy Code. As a condition to purchasing the Assets, the Purchaser requires that (a) the Assets be sold free and clear of all liens, claims, encumbrances, options, rights of first refusal and other interests; and (b) the Purchaser shall have no liability whatsoever for any obligations of or claims (including without limitation as defined in section 101(5) of the Bankruptcy Code) against the Seller except those expressly assumed in the Agreement or by this Order. Purchaser would not enter into the Agreement and consummate the transactions contemplated by the Agreement, thus adversely affecting the Debtor’s estate, if the sale to Purchaser was not free and clear of all such liens, claims, encumbrances, options, rights of first refusal and other interests or if Purchaser was or would be liable for any such obligations of or claims (including, without limitation, as defined in section 101(5) of the Bankruptcy Code) against the Seller, except as otherwise explicitly provided in the Agreement or this Order.
          S. The transfer of the Assets to the Purchaser is or will be a legal, valid and effective transfer of the Assets, and will vest the Purchaser with all right, title and interest in and to the Assets, free and clear of all liens, claims, interests and/or encumbrances, except those explicitly and expressly excluded by the Purchaser in the Agreement or this Order.
          T. A valid business purpose exists for approval of the assumption and assignment of the Assumed Contracts by the Seller to the Purchaser in accordance with section 365 of the Bankruptcy Code.
          U. The requirements of sections 363(b) and 363(f) of the Bankruptcy Code and any other applicable law relating to the sale of the Assets have been satisfied.
          V. The Court takes judicial notice of the record in this case including, without limitation, the Bidding Procedures Order.
          NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:
A. Sale of Assets Approved; Transactions Authorized.
          1. The Motion is granted.
          2. All objections to the Motion or the relief requested therein that have not been withdrawn, waived, or settled, and all reservations of rights included in such objections, are overruled on the merits and denied.
          3. The Motion, Agreement and the transactions contemplated thereby are approved as modified by this Order, and the Seller is hereby authorized and empowered to enter into, and to perform their obligations under, the Agreement and to act as necessary to effectuate the terms of the Agreement, without further corporate authorization or Order of this Court.
          4. The Seller is hereby authorized and empowered, pursuant to sections 105 and 363(b) and (f) of the Bankruptcy Code, to sell the Assets to the Purchaser pursuant to and in accordance with the terms and conditions of the Agreement and this Order; and pursuant to sections 105 and 363 of the Bankruptcy Code, title to the Assets shall pass to Purchaser at the closing free and clear of any and all liens (including mechanics’, materialmens’ and other consensual and non-consensual liens and statutory liens), security interests, encumbrances and claims (including, but not limited to, any “claim” as defined in section 101(5) of the Bankruptcy Code), reclamation claims, mortgages, deeds of trust, pledges, covenants, restrictions, hypothecations, charges, indentures, loan agreements, instruments, contracts, leases, licenses, options, rights of first refusal, rights of offset, recoupment, rights of recovery, judgments, orders and decrees of any Court or foreign or domestic governmental entity, claims for reimbursement, contribution, indemnity or exoneration, assignment, debts, charges, suits, rights of recovery, interests, products liability, alter-ego, environmental, successor liability, tax and other liabilities, causes of action and claims, to the fullest extent of the law, in each case whether secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, perfected or unperfected, allowed or disallowed, contingent or non-contingent, liquidated or unliquidated, matured or unmatured, material or non-material, disputed or undisputed, or known or unknown, whether arising prior to, on, or subsequent to the Petition Date and through the Closing Date, whether imposed by agreement, understanding, law, equity or otherwise (collectively, the “Liens and Claims”), with all such Liens and Claims upon the Assets to be unconditionally released, discharged and terminated; provided that all such Liens and Claims shall attach to the proceeds of the transaction with the same priority, validity, force and effect as they existed with respect to the Assets prior to closing, except as may be expressly set forth herein.
          5. The Seller and Purchaser are authorized to modify, amend and/or supplement the Agreement to conform to the terms of this Order and any modifications stated on the record at the Sale Hearing.
B. Transfer Of The Assets To Purchaser.
          6. The transfer of the Assets to Purchaser pursuant to the Agreement constitutes a legal, valid and effective transfer and shall vest Purchaser with all right, title and interest of the Seller in and to the Assets so transferred.
          7. This Order and the Agreement shall be binding upon, and shall inure to the benefit of, the Seller and Purchaser and their respective successors and assigns, including, without limitation, any chapter 11 trustee hereinafter appointed for the Seller or any trustee appointed in a chapter 7 case if the Debtor’s case is converted from chapter 11.
          8. On the date of the closing of the transactions contemplated by the Agreement (the “Closing Date”), each of the creditors of the Debtor is authorized and directed to execute such documents and take all other actions as may be necessary to release its Liens and Claims against or in the Assets, if any, as such Liens and Claims may have been recorded or may otherwise exist.
          9. If any person or entity that has filed financing statements, mortgages, mechanic’s liens, lis pendens, or other documents or agreements evidencing Liens and Claims against or in the Assets shall not have delivered to the Debtor prior to the Closing Date, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, and releases of all Liens and Claims that the person or entity has with respect to the Assets, the Debtor is hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Assets.
          10. Effective upon the Closing Date, all parties and/or entities asserting Liens and Claims and contract rights against the Seller and/or any of the Assets are hereby permanently enjoined and precluded from, in each case only with respect to such Liens and Claims: (i) asserting, commencing or continuing in any manner any action against the Purchaser or any of its current or former directors, officers, agents, representatives or employees (collectively, the “Protected Parties”) or against any Protected Party’s assets or properties, including without limitation the Assets; (ii) the enforcement, attachment, collection or recovery, by any manner or means, of any judgment, award, decree or order against the Protected Parties or any properties or assets of the Protected Parties, including without limitation the Assets; (iii) creating, perfecting or enforcing any encumbrance of any kind against the Protected Parties or any properties or assets of the Protected Parties, including without limitation the Assets; (iv) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due the Protected Parties; and (v) taking any action, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of this Order or the Agreement.
          11. The provisions of this Order authorizing the sale of the Assets free and clear of Liens and Claims (with such Liens and Claims to attach to the proceeds of the sale of the Assets as provided in this Order) shall be self-executing, and neither the Seller, the Purchaser nor any other party shall be required to execute or file releases, termination statements, assignments, cancellations, consents or other instruments to effectuate, consummate and/or implement the provisions hereof with respect to such sale; provided, however, that this paragraph shall not excuse such parties from performing any and all of their respective obligations under the Agreement or this Order. Without in any way limiting the foregoing, Purchaser is empowered to execute and file releases, termination statements, assignments, consents, cancellations or other instruments to effectuate, consummate and/or implement the provisions hereof with respect to such sale.
          12. Consummation of the Agreement and the transactions contemplated therein and thereby will not effect a de facto merger or consolidation of the Seller and the Purchaser or result in the continuation of the Seller’s business under the Purchaser’s control.
          13. All entities who are presently, or on the Closing Date may be, in possession of some or all of the Assets are hereby directed to surrender possession of the Assets to the Purchaser on the Closing Date.
C. Assumption And Assignment Of Assumed Contracts Authorized.
          14. The requirements of section 365(b) of the Bankruptcy Code having been satisfied, the Seller is hereby authorized and empowered to assume and assign and sell the Assumed Contracts to the Purchaser under the Agreement free and clear of all Liens and Claims pursuant to sections 363 and 365 of the Bankruptcy Code.

          15. Pursuant to section 365(k) of the Bankruptcy Code, effective upon the assignment of the Assumed Contracts to the Purchaser hereunder, the Seller shall be relieved from any further obligations under or related to the Assumed Contracts.
D. Good Faith Purchase.
          16. The purchase by Purchaser is a purchase in good faith for fair value within the meaning of section 363(m) of the Bankruptcy Code, and Purchaser is entitled to all of the protections afforded good faith purchasers by section 363(m) of the Bankruptcy Code.
          17. The sale approved by this Order is not subject to avoidance pursuant to section 363(n) of the Bankruptcy Code. The consideration provided by Purchaser for the Assets under the Agreement shall be deemed to constitute reasonably equivalent value and fair consideration.
E. Maintenance Of Financial Records; Access Thereto.
          18. Notwithstanding anything to the contrary contained in the Agreement, all financial books and records of Seller which remain in the possession of Purchaser after the Closing Date (the “Financial Records”), are subject to the right of the Debtor, the Committee and any subsequently appointed trustee (including without limitation a trustee appointed pursuant to a plan of reorganization to liquidate the Debtor’s remaining assets) to review and copy the Financial Records, at such trustee’s sole cost and expense, during normal business hours and upon reasonable notice until the date the Debtor’s bankruptcy case are closed or dismissed by Order of the Court.
          19. The Purchaser agrees that prior to destroying or otherwise disposing of any of the Financial Records, Purchaser shall provide written notice to the Debtor (as provided for in the Agreement) and/or the Committee or any trustee appointed, of its intent to dispose of or destroy the Financial Records. The Seller and/or Committee or trustee appointed shall have thirty (30) days from the date notice is given to take possession of or copy the Financial Records, at their sole cost and expense.

F. Additional Decretals.
          20. The recitals and findings of facts set forth above are hereby incorporated as a part of this Order.
          21. As provided by Fed. R. Bankr. P. 6004(h), 6006(d) and 7062, this Order shall be effective and enforceable immediately upon entry.
          22. The provisions of this Order are nonseverable and mutually dependent.
          23. Nothing contained in any plan of reorganization (or liquidation) confirmed in this case or the order of confirmation confirming any such plan shall conflict with or derogate from the provisions of the Agreement or the terms of this Order.
          24. This Order shall be binding upon and inure to the benefit of the Debtor, Purchaser, Committee, and each of their respective former, present, and future assigns, predecessors, successors, affiliates, parent companies, subsidiaries, controlled companies, employees, officers, directors, shareholders, principals, members or agents, whether a signatory hereto or not, including, but not limited to, any subsequently appointed trustee (including without limitation a chapter 7 trustee).
          25. This Court shall retain exclusive jurisdiction to enforce the provisions of this Order and the Agreement and to resolve any dispute concerning this Order, the Agreement, or the rights and duties of the parties hereunder or thereunder or any issues relating to the Agreement and this Order, including, but not limited to, interpretation of the terms, conditions and provisions thereof, and the status, nature and extent of the Assets, and all issues and disputes arising in connection with the relief authorized herein, inclusive of those concerning the transfer of the Assets free and clear of Liens and Claims.
          26. The Debtor, Purchaser, and Committee expressly understand and agree that the Agreement and this Order, together, constitute the entire understanding and agreement between the parties, and supersede and replace all other prior negotiations, agreements or understandings between the parties, whether written or oral, relating to the subject matter hereof. Each of the parties acknowledges and represents that no other party or agent or attorney of any other party has made a promise, representation, or warranty whatsoever, express or implied, not contained herein concerning the subject matter of the Agreement or this Order. Each party acknowledges and represents that it has not agreed to this Order in reliance upon any promise, representation or warranty whatsoever not expressly set forth in the Agreement or this Order.
          27. The division of this Order into sections or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Order.
          28. Each person signing this Order as an agent or representative of any party hereby covenants and warrants to the Court and the other parties that he or she is fully authorized to sign this Order on behalf of the party he or she represents and is fully authorized to bind that Party to all of the terms of this Order.
Agreed To By:

Dated:	, 2008	IFL CORP.
Debtor and Debtor-in-Possession

		By:	/s/ DRAFT

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
LOWENSTEIN SANDLER PC
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
Tel: (212) 262-6700

Dated:	, 2008	HD NET LLC
Purchaser

		By:	/s/ DRAFT

Robert W. Dockery, Esq.
Kevin D. Rice, Esq.
AKIN GUMP STRAUSS HAUER & FELD LLP
1700 Pacific Ave, Suite 4100
Dallas, Texas 75201

Dated:	, 2008	OFFICIAL COMMITTEE OF UNSECURED CREDITORS FOR IFL CORP.

		By:	/s/ DRAFT

[To Be Inserted As Appropriate]

THE FOREGOING IS HEREBY ORDERED:
Dated:	, 2008
New York, New York

Honorable Martin Glenn
United States Bankruptcy Judge

EXHIBIT C

ASSET PURCHASE AGREEMENT

Omitted – Included in Exhibit 10.1 to this Current Report on Form 8-K

EXHIBIT D
BIDDING PROCEDURES

Assets To Be Sold
          The assets proposed to be sold are the Assets (as defined in the Agreement and as more fully set forth in section 2.1 of the Agreement), that comprise substantially all of the Seller’s assets.
As Is, Where Is
          The sale of the Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature, or description by the Debtor, its agents, or estate, except, with respect to the Purchaser, to the extent set forth in the Agreement and, with respect to a Successful Bidder, to the extent set forth in the relevant purchase agreement of such Successful Bidder approved by the Bankruptcy Court.
Free Of Any And All Claims And Interests
          The Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options, and interests thereon (collectively, the “Claims and Interests”) and the Claims and Interests, if any, shall attach to the net proceeds of the sale of such Assets.
Participation Requirements
          Any person who wishes to participate in the Bidding Process (a “Potential Bidder”) must become a Qualified Bidder. As a prerequisite to becoming a Qualified Bidder, a Potential Bidder, other than the Purchaser, must deliver (unless previously delivered) to the Seller, who shall promptly deliver copies to the Official Committee of Unsecured Creditors (the “Committee”), if one is appointed in the Debtor’s case: (i) an executed confidentiality agreement substantially in the form attached hereto as Exhibit 2, (ii) current audited financial statements of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of acquiring the Assets, current audited financial statements of the equity holders of the Potential Bidder who shall guarantee the obligations of the Potential Bidder, or such other form of financial disclosure and credit-quality support or enhancement acceptable to the Seller, and (iii) a preliminary (non-binding) written proposal regarding (a) the purchase price range, (b) any Assets expected to be excluded, (c) the structure and financing of the transaction (including, but not limited to, the sources of financing of the Purchase Price (as defined in the Agreement) and the requisite deposit, (d) any anticipated regulatory approvals required to close the transaction, the anticipated time frame and any anticipated impediments for obtaining such approvals, (e) any conditions to closing that it may wish to impose in addition to those set forth in the Agreement, and (f) the nature and extent of additional due diligence it may wish to conduct and the date by which such due diligence will be completed.
          A Potential Bidder who delivers the documents described in the previous subparagraphs above and whose financial information and credit-quality support or enhancement demonstrate the financial capability of such Potential Bidder to consummate the Sale, if selected as the successful bidder, and who the Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), determine (based on availability of financing, experience, and other considerations) to be able to consummate the Sale within the time frame provided by the Agreement shall be deemed a “Qualified Bidder.” As promptly as practicable, after a Potential Bidder delivers all of the materials required above, the Seller, in consultation and with the Committee (if one is appointed in the Debtor’s case), shall determine, and shall notify the Potential Bidder, whether such Potential Bidder is a Qualified Bidder. At the same time that the Seller notifies the Potential Bidder that it is a Qualified Bidder, the Seller shall allow the Qualified Bidder to begin to conduct due diligence with respect to the Assets as provided below. Notwithstanding the foregoing, the Purchaser for itself or on behalf of its designee, assignee or affiliate, shall be deemed a Qualified Bidder for purposes of the Bidding Process.
Due Diligence
          All due diligence shall be coordinated by the Seller, and all requests for due diligence materials and related information shall be made to counsel for the Seller, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. (slevine@lowenstein.com) and S. Jason Teele, Esq.

(steele@lowenstein.com), or any other professional retained by the Seller and as directed by the Seller.
          The Seller shall afford each Qualified Bidder access to due diligence materials reasonably requested; provided, however, that the Seller, in its reasonable discretion, may permit Potential Bidders to conduct limited due diligence, provided such Potential Bidders execute a confidentiality agreement substantially in the form attached hereto as Exhibit 1, for the limited purpose of permitting such Potential Bidders to determine whether or not they desire to submit a Qualified Bid.
          The Seller shall coordinate all reasonable requests for information and due diligence access from Qualified Bidders. Any additional due diligence shall not continue after the Bid Deadline, except as otherwise consented to by the Seller. The Seller may, in its discretion, coordinate diligence efforts such that multiple Qualified Bidders have simultaneous access to due diligence materials. The Seller shall not be obligated to furnish any information relating to the Assets to any person other than to Qualified Bidders.
          Each Qualified Bidder shall be deemed to acknowledge and represent that it has had an opportunity to conduct any and all due diligence regarding the Assets prior to making its offer, that it has relied solely upon its own independent review, investigation, and/or inspection of any documents and/or the Assets in making its bid, and that it did not rely upon any written or oral statements, representations, promises, warranties, or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Assets, or the completeness of any information provided in connection therewith, the Bidding Process or the Auction (as defined herein), except, as to the Successful Bidder, as expressly stated in the definitive agreement with such Successful Bidder approved by the Bankruptcy Court.
Bid Deadline
     All Bids (as defined below) must be submitted in writing so that they are actually received no later than 5:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Bid Deadline”). Each Qualified Bidder (as defined below) must deliver copies of its Bid to

Lowenstein Sandler PC, counsel for the Debtor, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. and S. Jason Teele, Esq., or by e-mail to slevine@lowenstein.com and steele@lowenstein.com. The Debtor’s counsel shall serve copies of all Bids received on (i) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201, Attention: Robert W. Dockery, Esq. and Kevin D. Rice, Esq., (ii) counsel for any official committees appointed in the Debtor’s case, and (iii) the Office of the United States Trustee.
Bid Requirements
          All bids must include the following documents: (i) a letter stating that the bidder’s offer is irrevocable for the period set forth in the Bidding Procedures, (ii) an executed copy of the Agreement marked to show amendments and modifications to the Agreement, purchase price, and proposed schedules, (iii) a good faith deposit of ten percent (10%) of the aggregate bid amount (the “Good Faith Deposit”), and (iv) satisfactory written evidence of a commitment for financing or other ability to consummate the proposed transaction.
Qualified Bids
          To be deemed a “Qualified Bid,” a bid must be received by the Bid Deadline and, among other things, (i) must be on terms and conditions (other than the amount of the consideration and the particular liabilities being assumed) that are substantially similar to, and are not materially more burdensome or conditional to Seller than those contained in the Agreement, (ii) must not be contingent on obtaining financing or the outcome of unperformed due diligence beyond the contingencies set forth in the Agreement, (iii) must have a value (inclusive of any credit bid component) greater than the purchase price reflected in the Agreement plus the amount of the Break-Up Fee, (iv) must not be conditioned on bid protections, other than those contemplated in the Bidding Procedures, (v) must contain acknowledgements and representations as set forth in the Bidding Procedures, and (vi) include a commitment to consummate the Sale within not more than fifteen (15) days after entry of a Bankruptcy Court order approving such purchase. The Seller, in consultation with the

Committee (if one is appointed in the Debtor’s case), shall have the right to deem a bid a Qualified Bid, if such bid does not conform to one or more of the aforementioned requirements, provided however, that such bid must have a value greater than or equal to the sum of the Purchase Price plus the amount of the Break-Up Fee, taking into account all material terms of any such bid. Each Qualified Bid other than that of the Purchaser shall be called a “Subsequent Bid.”
Bid Protection
          Recognizing the Purchaser’s expenditure of time, energy, and resources, the Seller has agreed to provide certain bid protections to the Purchaser. Specifically, the Seller has determined that the Agreement will further the goals of the Bidding Procedures by setting a floor which all other Qualified Bids must exceed and, therefore, is entitled to be selected as the Purchaser. As a result, the Seller has agreed that if the Seller sell the Assets to a Successful Bidder other than the Purchaser, the Seller shall, in certain circumstances, pay to the Purchaser a Break-Up Fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement). The payment of the Break-Up Fee shall be governed by the provisions of the Agreement and the Bidding Procedures Order.
Conduct Of Auction
          If the Debtor receives at least one Qualified Bid in addition to the Agreement, the Debtor will conduct an auction (the “Auction”) on October 27, 2008, at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York, at 10:00 a.m. (prevailing Eastern time). At least two (2) business days prior to the Auction, each Qualified Bidder with a Qualified Bid must inform the Seller whether it intends to participate in the Auction and at least one (1) business day prior to the Auction, the Seller will provide such bidders copies of the Qualified Bid which the Seller believes is the highest or otherwise best offer for the Assets, (iii) all Qualified Bidders will be entitled to be present for all Subsequent Bids, and (iv) bidding at the Auction will begin with the highest or otherwise best Qualified Bid, continue in minimum increments of at least $25,000, and conclude after each participating bidder has had the opportunity to submit one or more additional Subsequent Bids.
Participation in the Auction
          Only Qualified Bidders who have submitted Qualified Bids will be eligible to participate in the Auction. Only the authorized representatives of each of the Qualified Bidders, the Purchaser, the Committee (if one is appointed in the Debtor’s case), the Office of the United States Trustee, and the Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase and/or improve their bids. Unless otherwise agreed to by the Seller, no Qualified Bidder will be permitted more than one-half hour to respond to the previous bid at Auction and, at the expiration of such time (unless extended), the Auction shall conclude.
Selection of Successful Bid
          As soon as practicable after the conclusion of the Auction, the Seller will, in consultation with its attorneys and financial advisors, review each Qualified Bid and identify the highest or otherwise best offer for the Assets (the “Successful Bid”) and the bidder making such bid (the “Successful Bidder”). The Seller will sell the Assets for the highest or otherwise best Qualified Bid to the Successful Bidder upon the approval of such Qualified Bid by the Bankruptcy Court after the hearing (the “Sale Hearing”).
Sale Hearing
          The Sale Hearing is currently scheduled for October 28, 2008 at 10:00 a.m. (prevailing Eastern time) before the Honorable Martin Glenn, United States Bankruptcy Judge, in the United States Bankruptcy Court for the Southern District of New York, located at One Bowling Green, Room 501, New York, New York 10004. The Sale Hearing may be adjourned or rescheduled by the Seller without notice other than by an announcement of the adjourned date at the Sale Hearing.
          If no Qualified Bids other than that of the Purchaser are received, the Seller will proceed with the sale of the Assets to the Purchaser following entry of the order approving the

Sale. If the Seller receives additional Qualified Bids, then, at the Sale Hearing, the Seller shall seek approval of the Successful Bid, as well as the second highest or best Qualified Bid (the “Alternate Bid” and such bidder, the “Alternate Bidder”). A bid will not be deemed accepted by the Seller unless and until approved by the Bankruptcy Court. Following approval of the sale to the Successful Bidder, if the Successful Bidder fails to consummate the sale for specified reasons, then the Alternate Bid will be deemed to be the Successful Bid and the Seller will effectuate a sale to the Alternate Bidder without further order of the Bankruptcy Court.
Return Of Good Faith Deposits
          Good faith deposits of all Qualified Bidders (except for the Successful Bidder) shall be held in an interest-bearing escrow account and all Qualified Bids shall remain open until two (2) business days following the closing of the Sale (the “Return Date”). Notwithstanding the foregoing, the good faith deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the Purchase Price upon closing of the Sale to the Successful Bidder. If a Successful Bidder fails to consummate an approved sale, the Seller will not have any obligation to return such good faith deposit and it shall irrevocably become property of the Seller. On the Return Date, the Seller will return the good faith deposits of all other Qualified Bidders, together with the accrued interest thereon.
Reservation of Rights
          The Seller (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Seller, its estate and creditors as determined by the Seller in its sole discretion.

EXHIBIT 1 TO BIDDING PROCEDURES
(Nondisclosure Agreement)

NONDISCLOSURE AGREEMENT
          This Nondisclosure Agreement (this “Agreement”) by and between                     , a                      corporation (the “Recipient”), and IFL Corp. (the “Provider”) is dated as of the latest date set forth on the signature page hereto. Recipient and Provider are each a “Party” and collectively, the “Parties”).
          1. General. In connection with the consideration of a possible negotiated transaction (a “Possible Transaction”) between the Parties, Provider is prepared to make available to the Recipient certain “Diligence Material” (as defined in Section 2 below) in accordance with the provisions of this Agreement, and both Parties agree to take or abstain from taking certain other actions as hereinafter set forth.
          2. Definitions. (a) The term “Diligence Material” means information concerning the Provider which has been or is furnished to the Recipient or its Representatives in connection with the Recipient’s evaluation of a Possible Transaction, including its business, financial condition, operations, assets and liabilities, and includes all notes, analyses, compilations, studies, interpretations or other documents prepared by the Recipient or its Representatives which contain or are based upon, in whole or in part, the information furnished by the Recipient hereunder. The term Diligence Material does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives in breach of this Agreement, (ii) was within the Recipient’s possession prior to its being furnished to the Recipient by or on behalf of the Provider, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information, or (iii) is or becomes available to the Recipient on a non-confidential basis from a source other than the Provider or its Representatives, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information.

          (b) The term “Representatives” shall include the directors, officers, employees, agents, partners or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) of the Recipient or the Provider, as applicable.
          (c) The term “Person” includes the media and any corporation, partnership, group, individual or other entity.
          3. Use of Diligence Material. The Recipient shall, and it shall cause its Representatives to, use the Diligence Material solely for the purpose of evaluating a Possible Transaction, keep the Diligence Material confidential, and, subject to Section 5, will not, and will cause its Representatives not to, disclose any of the Diligence Material in any manner whatsoever; provided, however, that any of such information may be disclosed to the Recipient’s Representatives who need to know such information for the sole purpose of helping the Recipient evaluate a Possible Transaction. The Recipient agrees to be responsible for any breach of this Agreement by any of the Recipient’s Representatives. This Agreement does not grant the Recipient or any of its Representatives any license to use the Provider’s Diligence Material except as provided herein.
          4. Legally Required Disclosure. If the Recipient or its Representatives are requested or required (by oral questions, interrogatories, other requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Diligence Material, the Recipient shall provide the Provider with prompt written notice of any such request or requirement together with copies of the material proposed to be disclosed so that the Provider may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Provider, the Recipient or its Representatives are nonetheless legally compelled to disclose Diligence Material or otherwise be liable for contempt or suffer other censure or penalty, the Recipient or its Representatives may, without liability hereunder, disclose to such requiring person only that portion of such Diligence Material or any such facts which the Recipient or its Representatives is legally required to disclose, provided that the Recipient and/or its Representatives cooperate with the Provider to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Diligence Material or such facts by the person receiving the material.
          5. Return or Destruction of Diligence Material. If Recipient decides that it does not wish to proceed with a Possible Transaction, it will promptly inform the Provider of that decision. In that case, or at any time upon the request of the Provider for any reason, the Recipient will, and will cause its Representatives to, within five (5) business days of receipt of such notice, destroy or return all Diligence Material in any way relating to the Provider or its products, services, employees or other assets or liabilities, and no copy or extract thereof (including electronic copies) shall be retained, except that Recipient’s outside counsel may retain one copy to be kept confidential and used solely for archival purposes. The Recipient shall provide to the Provider a certificate of compliance with the previous sentence signed by an executive officer of the Recipient. Notwithstanding the return or destruction of the Diligence Material, the Recipient and its Representatives will continue to be bound by the Recipient’s obligations hereunder with respect to such Diligence Material.
          6. Maintaining Privilege. If any Diligence Material includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Recipient understands and agrees that the Recipient and the Provider have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material by Provider is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Diligence Material provided by the Recipient that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

          7. Not a Transaction Agreement. The Recipient understands and agrees that no contract or agreement providing for a Possible Transaction exists between the Parties unless and until a final definitive agreement for a Possible Transaction has been executed and delivered, and the Recipient hereby waives, in advance, any claims (including, without limitation, breach of contract) relating to the existence of a Possible Transaction unless and until the Parties shall have entered into a final definitive agreement for a Possible Transaction. The Recipient also agrees that, unless and until a final definitive agreement regarding a Possible Transaction has been executed and delivered, neither Party will be under any legal obligation of any kind whatsoever with respect to such Possible Transaction by virtue of this Agreement except for the matters specifically agreed to herein. Either Party may terminate discussions and negotiations with the other Party at any time.
          8. No Representations or Warranties; No Obligation to Disclose. The Recipient understands and acknowledges that neither the Provider nor its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Diligence Material furnished by or on behalf of the Provider and shall have no liability to the Recipient, its Representatives or any other Person relating to or resulting from the use of the Diligence Material furnished to the Recipient or its Representatives or any errors therein or omissions therefrom. As to the information delivered to the Recipient, the Provider will only be liable for those representations or warranties which are made in a final definitive agreement regarding a Possible Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. Nothing in this Agreement shall be construed as obligating a the Provider to provide, or to continue to provide, any information to any Person.
          9. Modifications and Waiver. No provision of this Agreement can be waived or amended in favor of either Party except by written consent of the other Party, which consent shall specifically refer to such provision and explicitly make such waiver or amendment. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.
          10. Remedies. Recipient understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Recipient or any of its Representatives and that Provider shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach or threat thereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to Provider.
          11. Legal Fees. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that either Recipient or its Representatives has breached this Agreement, then the Recipient shall be liable and pay to the Provider the reasonable legal fees and costs incurred in connection with such litigation, including any appeal therefrom.
          12. Governing Law. This Agreement is for the benefit of the Provider and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.
          13. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce it in its modified form for all purposes of this Agreement.
          14. Term. This Agreement shall terminate one (1) year after the date of this Agreement.
          15. Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements,

understandings, arrangements and discussions between the Parties regarding such subject matter.
          16. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which shall be deemed to constitute a single instrument.
          IN WITNESS WHEREOF, each of the undersigned entities has caused this Agreement to be signed by its duly authorized representatives as of the date written below.

PROVIDER:	RECIPIENT:

IFL CORP.	[COMPANY NAME]

[Address]

By:	By:
Name:	Name:
Title	Title

EXHIBIT E
SALE NOTICE

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re:
Case No. 08-13589 (MG)
IFL Corp.,

Debtor.
NOTICE OF SALE OF CERTAIN ASSETS AT AUCTION
          PLEASE TAKE NOTICE OF THE FOLLOWING:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”) is offering substantially all of its assets (the “Assets”) for sale. Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed to them in the Bidding Procedures.

          All interested parties are invited to make an offer to purchase the Assets in accordance with the terms and conditions approved by the Bankruptcy Court (the “Bidding Procedures”). Pursuant to the Bidding Procedures, the Debtor may conduct an auction for the Assets (the “Auction”) beginning at 10:00 a.m. on October 27, 2008 at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022
          Participation at the Auction is subject to the Bidding Procedures and the Bidding Procedures Order. A copy of the Bidding Procedures is attached hereto as Exhibit 1.
          The Debtor has accepted a bid only when the bid has been approved by the Bankruptcy Court at the Sale Hearing. Notwithstanding Bankruptcy Court approval of a sale pursuant to the terms of a bid by a Qualified Bidder, the Good Faith Deposits of all bidders will be retained by the Debtor, and all bids will remain open until two business days following the closing of the Sale (the “Return Date”); provided, however, that if the Debtor determines not to sell the Assets, the Good Faith Deposits of all Qualified Bidders will be returned by the Debtor within 48 hours of the Auction. Upon failure to consummate the sale of the Assets because of a breach or failure on the part of the Successful Bidder, the Debtor may select in its business judgment the next highest or otherwise best Qualified Bid to be the Successful Bid without further order of the Court. On the Return Date, the Debtor will return the Good Faith Deposits of all Qualified Bidders, except the Successful Bidder, with accrued interest.
          The Debtor may: (a) determine, in its business judgment, which Qualified Bid is the highest or otherwise best offer and (b) reject at any time before entry of an order of the Bankruptcy Court approving a Qualified Bid any bid which, in the Debtor’s sole discretion, is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of sale, or (iii) contrary to the best interests of the Debtor, its estate, and its creditors.
          A hearing to approve the Sale of the Assets to the highest and best bidder will be held on October 28, 2008 at 10:00 a.m. Prevailing Eastern Time at the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New

York, New York 10004, before the Honorable Martin Glenn, United States Bankruptcy Judge.
The hearing on the Sale my be adjourned without notice other than an adjournment in open court.
          This notice is qualified in its entirety by the Bidding Procedures Order.

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone) (212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Counsel to the Debtor and Debtor in Possession
Dated:                     , 2008
           New York, New York

EXHIBIT 1
BIDDING PROCEDURES
Assets To Be Sold
          The assets proposed to be sold are the Assets (as defined in the Agreement and as more fully set forth in section 2.1 of the Agreement), that comprise substantially all of the Seller’s assets.
As Is, Where Is
          The sale of the Assets shall be on an “as is, where is” basis and without representations or warranties of any kind, nature, or description by the Debtor, its agents, or estate, except, with respect to the Purchaser, to the extent set forth in the Agreement and, with respect to a Successful Bidder, to the extent set forth in the relevant purchase agreement of such Successful Bidder approved by the Bankruptcy Court.
Free Of Any And All Claims And Interests
          The Assets shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options, and interests thereon (collectively, the “Claims and Interests”) and the Claims and Interests, if any, shall attach to the net proceeds of the sale of such Assets.
Participation Requirements
          Any person who wishes to participate in the Bidding Process (a “Potential Bidder”) must become a Qualified Bidder. As a prerequisite to becoming a Qualified Bidder, a Potential Bidder, other than the Purchaser, must deliver (unless previously delivered) to the Seller, who shall promptly deliver copies to the Official Committee of Unsecured Creditors (the “Committee”), if one is appointed in the Debtor’s case: (i) an executed confidentiality agreement substantially in the form attached hereto as Exhibit 2, (ii) current audited financial statements of the Potential Bidder, or, if the Potential Bidder is an entity formed for the purpose of acquiring the Assets, current audited financial statements of the equity holders of the Potential Bidder who shall guarantee the obligations of the Potential Bidder, or such other form of financial disclosure and credit-quality support or enhancement acceptable to the Seller, and (iii) a preliminary (non-binding) written proposal regarding (a) the purchase price range, (b) any Assets expected to be excluded, (c) the structure and financing of the transaction (including, but not limited to, the sources of financing of the Purchase Price (as defined in the Agreement) and the requisite deposit, (d) any anticipated regulatory approvals required to close the transaction, the anticipated time frame and any anticipated impediments for obtaining such approvals, (e) any conditions to closing that it may wish to impose in addition to those set forth in the Agreement, and (f) the nature and extent of additional due diligence it may wish to conduct and the date by which such due diligence will be completed.
          A Potential Bidder who delivers the documents described in the previous subparagraphs above and whose financial information and credit-quality support or enhancement demonstrate the financial capability of such Potential Bidder to consummate the Sale, if selected as the successful bidder, and who the Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), determine (based on availability of financing, experience, and other considerations) to be able to consummate the Sale within the time frame provided by the Agreement shall be deemed a “Qualified Bidder.” As promptly as practicable, after a Potential Bidder delivers all of the materials required above, the Seller, in consultation and with the Committee (if one is appointed in the Debtor’s case), shall determine, and shall notify the Potential Bidder, whether such Potential Bidder is a Qualified Bidder. At the same time that the Seller notifies the Potential Bidder that it is a Qualified Bidder, the Seller shall allow the Qualified Bidder to begin to conduct due diligence with respect to the Assets as provided below. Notwithstanding the foregoing, the Purchaser for itself or on behalf of its designee, assignee or affiliate, shall be deemed a Qualified Bidder for purposes of the Bidding Process.
Due Diligence
          All due diligence shall be coordinated by the Seller, and all requests for due diligence materials and related information shall be made to counsel for the Seller, Lowenstein

Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. (slevine@lowenstein.com) and S. Jason Teele, Esq. (steele@lowenstein.com), or any other professional retained by the Seller and as directed by the Seller.
          The Seller shall afford each Qualified Bidder access to due diligence materials reasonably requested; provided, however, that the Seller, in its reasonable discretion, may permit Potential Bidders to conduct limited due diligence, provided such Potential Bidders execute a confidentiality agreement substantially in the form attached hereto as Exhibit 1, for the limited purpose of permitting such Potential Bidders to determine whether or not they desire to submit a Qualified Bid.
          The Seller shall coordinate all reasonable requests for information and due diligence access from Qualified Bidders. Any additional due diligence shall not continue after the Bid Deadline, except as otherwise consented to by the Seller. The Seller may, in its discretion, coordinate diligence efforts such that multiple Qualified Bidders have simultaneous access to due diligence materials. The Seller shall not be obligated to furnish any information relating to the Assets to any person other than to Qualified Bidders.
          Each Qualified Bidder shall be deemed to acknowledge and represent that it has had an opportunity to conduct any and all due diligence regarding the Assets prior to making its offer, that it has relied solely upon its own independent review, investigation, and/or inspection of any documents and/or the Assets in making its bid, and that it did not rely upon any written or oral statements, representations, promises, warranties, or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Assets, or the completeness of any information provided in connection therewith, the Bidding Process or the Auction (as defined herein), except, as to the Successful Bidder, as expressly stated in the definitive agreement with such Successful Bidder approved by the Bankruptcy Court.
Bid Deadline

          All Bids (as defined below) must be submitted in writing so that they are actually received no later than 5:00 p.m. (prevailing Eastern time) on October 23, 2008 (the “Bid Deadline”). Each Qualified Bidder (as defined below) must deliver copies of its Bid to Lowenstein Sandler PC, counsel for the Debtor, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022, Attention: Sharon Levine, Esq. and S. Jason Teele, Esq., or by e-mail to slevine@lowenstein.com and steele@lowenstein.com. The Debtor’s counsel shall serve copies of all Bids received on (i) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201, Attention: Robert W. Dockery, Esq. and Kevin D. Rice, Esq., (ii) counsel for any official committees appointed in the Debtor’s case, and (iii) the Office of the United States Trustee.
Bid Requirements
          All bids must include the following documents: (i) a letter stating that the bidder’s offer is irrevocable for the period set forth in the Bidding Procedures, (ii) an executed copy of the Agreement marked to show amendments and modifications to the Agreement, purchase price, and proposed schedules, (iii) a good faith deposit of ten percent (10%) of the aggregate bid amount (the “Good Faith Deposit”), and (iv) satisfactory written evidence of a commitment for financing or other ability to consummate the proposed transaction.
Qualified Bids
          To be deemed a “Qualified Bid,” a bid must be received by the Bid Deadline and, among other things, (i) must be on terms and conditions (other than the amount of the consideration and the particular liabilities being assumed) that are substantially similar to, and are not materially more burdensome or conditional to Seller than those contained in the Agreement, (ii) must not be contingent on obtaining financing or the outcome of unperformed due diligence beyond the contingencies set forth in the Agreement, (iii) must have a value (inclusive of any credit bid component) greater than the purchase price reflected in the Agreement plus the amount of the Break-Up Fee, (iv) must not be conditioned on bid protections, other than those contemplated in the Bidding Procedures, (v) must contain acknowledgements and representations as set forth in the Bidding Procedures, and (vi) include a commitment to consummate the Sale within not more than fifteen (15) days after entry of a Bankruptcy Court order approving such purchase. The Seller, in consultation with the Committee (if one is appointed in the Debtor’s case), shall have the right to deem a bid a Qualified Bid, if such bid does not conform to one or more of the aforementioned requirements, provided however, that such bid must have a value greater than or equal to the sum of the Purchase Price plus the amount of the Break-Up Fee, taking into account all material terms of any such bid. Each Qualified Bid other than that of the Purchaser shall be called a “Subsequent Bid.”
Bid Protection
          Recognizing the Purchaser’s expenditure of time, energy, and resources, the Seller has agreed to provide certain bid protections to the Purchaser. Specifically, the Seller has determined that the Agreement will further the goals of the Bidding Procedures by setting a floor which all other Qualified Bids must exceed and, therefore, is entitled to be selected as the Purchaser. As a result, the Seller has agreed that if the Seller sell the Assets to a Successful Bidder other than the Purchaser, the Seller shall, in certain circumstances, pay to the Purchaser a Break-Up Fee equal to three percent (3%) of the Aggregate Cash Consideration (as defined in the Agreement). The payment of the Break-Up Fee shall be governed by the provisions of the Agreement and the Bidding Procedures Order.
Conduct Of Auction
          If the Debtor receives at least one Qualified Bid in addition to the Agreement, the Debtor will conduct an auction (the “Auction”) on October 27, 2008, at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York, at 10:00 a.m. (prevailing Eastern time). At least two (2) business days prior to the Auction, each Qualified Bidder with a Qualified Bid must inform the Seller whether it intends to participate in the Auction and at least one (1) business day prior to the Auction, the Seller will provide such bidders copies of the Qualified Bid which the Seller believes is the highest or otherwise best offer for the Assets, (iii) all Qualified Bidders will be entitled to be present for all Subsequent Bids, and (iv) bidding at the Auction will begin with the highest or otherwise best Qualified Bid, continue in minimum increments of at least $25,000, and conclude after each participating bidder has had the opportunity to submit one or more additional Subsequent Bids.
Participation in the Auction
          Only Qualified Bidders who have submitted Qualified Bids will be eligible to participate in the Auction. Only the authorized representatives of each of the Qualified Bidders, the Purchaser, the Committee (if one is appointed in the Debtor’s case), the Office of the United States Trustee, and the Seller shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase and/or improve their bids. Unless otherwise agreed to by the Seller, no Qualified Bidder will be permitted more than one-half hour to respond to the previous bid at Auction and, at the expiration of such time (unless extended), the Auction shall conclude.
Selection of Successful Bid
          As soon as practicable after the conclusion of the Auction, the Seller will, in consultation with its attorneys and financial advisors, review each Qualified Bid and identify the highest or otherwise best offer for the Assets (the “Successful Bid”) and the bidder making such bid (the “Successful Bidder”). The Seller will sell the Assets for the highest or otherwise best Qualified Bid to the Successful Bidder upon the approval of such Qualified Bid by the Bankruptcy Court after the hearing (the “Sale Hearing”).
Sale Hearing
          The Sale Hearing is currently scheduled for October 28, 2008 at 10:00 a.m. (prevailing Eastern time) before the Honorable Martin Glenn, United States Bankruptcy Judge, in the United States Bankruptcy Court for the Southern District of New York, located at One Bowling Green, Room 501, New York, New York 10004. The Sale Hearing may be adjourned or rescheduled by the Seller without notice other than by an announcement of the adjourned date at the Sale Hearing.

          If no Qualified Bids other than that of the Purchaser are received, the Seller will proceed with the sale of the Assets to the Purchaser following entry of the order approving the Sale. If the Seller receives additional Qualified Bids, then, at the Sale Hearing, the Seller shall seek approval of the Successful Bid, as well as the second highest or best Qualified Bid (the “Alternate Bid” and such bidder, the “Alternate Bidder”). A bid will not be deemed accepted by the Seller unless and until approved by the Bankruptcy Court. Following approval of the sale to the Successful Bidder, if the Successful Bidder fails to consummate the sale for specified reasons, then the Alternate Bid will be deemed to be the Successful Bid and the Seller will effectuate a sale to the Alternate Bidder without further order of the Bankruptcy Court.
Return Of Good Faith Deposits
          Good faith deposits of all Qualified Bidders (except for the Successful Bidder) shall be held in an interest-bearing escrow account and all Qualified Bids shall remain open until two (2) business days following the closing of the Sale (the “Return Date”). Notwithstanding the foregoing, the good faith deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the Purchase Price upon closing of the Sale to the Successful Bidder. If a Successful Bidder fails to consummate an approved sale, the Seller will not have any obligation to return such good faith deposit and it shall irrevocably become property of the Seller. On the Return Date, the Seller will return the good faith deposits of all other Qualified Bidders, together with the accrued interest thereon.
Reservation of Rights
          The Seller (i) may determine which Qualified Bid, if any, is the highest or otherwise best offer, and (ii) may reject at any time, any bid (other than the Purchaser’s bid) that is: (a) inadequate or insufficient, (b) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (c) contrary to the best interests of the Seller, its estate and creditors as determined by the Seller in its sole discretion.

EXHIBIT 1 TO BIDDING PROCEDURES
(Nondisclosure Agreement)

NONDISCLOSURE AGREEMENT
          This Nondisclosure Agreement (this “Agreement”) by and between                     , a                      corporation (the “Recipient”), and IFL Corp. (the “Provider”) is dated as of the latest date set forth on the signature page hereto. Recipient and Provider are each a “Party” and collectively, the “Parties”).
          1. General. In connection with the consideration of a possible negotiated transaction (a “Possible Transaction”) between the Parties, Provider is prepared to make available to the Recipient certain “Diligence Material” (as defined in Section 2 below) in accordance with the provisions of this Agreement, and both Parties agree to take or abstain from taking certain other actions as hereinafter set forth.
          2. Definitions. (a) The term “Diligence Material” means information concerning the Provider which has been or is furnished to the Recipient or its Representatives in connection with the Recipient’s evaluation of a Possible Transaction, including its business, financial condition, operations, assets and liabilities, and includes all notes, analyses, compilations, studies, interpretations or other documents prepared by the Recipient or its Representatives which contain or are based upon, in whole or in part, the information furnished by the Recipient hereunder. The term Diligence Material does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives in breach of this Agreement, (ii) was within the Recipient’s possession prior to its being furnished to the Recipient by or on behalf of the Provider, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information, or (iii) is or becomes available to the Recipient on a non-confidential basis from a source other than the Provider or its Representatives, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Provider with respect to such information.

          (b) The term “Representatives” shall include the directors, officers, employees, agents, partners or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) of the Recipient or the Provider, as applicable.
          (c) The term “Person” includes the media and any corporation, partnership, group, individual or other entity.
          3. Use of Diligence Material. The Recipient shall, and it shall cause its Representatives to, use the Diligence Material solely for the purpose of evaluating a Possible Transaction, keep the Diligence Material confidential, and, subject to Section 5, will not, and will cause its Representatives not to, disclose any of the Diligence Material in any manner whatsoever; provided, however, that any of such information may be disclosed to the Recipient’s Representatives who need to know such information for the sole purpose of helping the Recipient evaluate a Possible Transaction. The Recipient agrees to be responsible for any breach of this Agreement by any of the Recipient’s Representatives. This Agreement does not grant the Recipient or any of its Representatives any license to use the Provider’s Diligence Material except as provided herein.
          4. Legally Required Disclosure. If the Recipient or its Representatives are requested or required (by oral questions, interrogatories, other requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Diligence Material, the Recipient shall provide the Provider with prompt written notice of any such request or requirement together with copies of the material proposed to be disclosed so that the Provider may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Provider, the Recipient or its Representatives are nonetheless legally compelled to disclose Diligence Material or otherwise be liable for contempt or suffer other censure or penalty, the Recipient or its Representatives may, without liability hereunder, disclose to such requiring person only that portion of such Diligence Material or any such facts which the Recipient or its Representatives is legally required to disclose, provided that the Recipient and/or its Representatives cooperate with the Provider to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Diligence Material or such facts by the person receiving the material.
          5. Return or Destruction of Diligence Material. If Recipient decides that it does not wish to proceed with a Possible Transaction, it will promptly inform the Provider of that decision. In that case, or at any time upon the request of the Provider for any reason, the Recipient will, and will cause its Representatives to, within five (5) business days of receipt of such notice, destroy or return all Diligence Material in any way relating to the Provider or its products, services, employees or other assets or liabilities, and no copy or extract thereof (including electronic copies) shall be retained, except that Recipient’s outside counsel may retain one copy to be kept confidential and used solely for archival purposes. The Recipient shall provide to the Provider a certificate of compliance with the previous sentence signed by an executive officer of the Recipient. Notwithstanding the return or destruction of the Diligence Material, the Recipient and its Representatives will continue to be bound by the Recipient’s obligations hereunder with respect to such Diligence Material.
          6. Maintaining Privilege. If any Diligence Material includes materials or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Recipient understands and agrees that the Recipient and the Provider have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material by Provider is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Diligence Material provided by the Recipient that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

          7. Not a Transaction Agreement. The Recipient understands and agrees that no contract or agreement providing for a Possible Transaction exists between the Parties unless and until a final definitive agreement for a Possible Transaction has been executed and delivered, and the Recipient hereby waives, in advance, any claims (including, without limitation, breach of contract) relating to the existence of a Possible Transaction unless and until the Parties shall have entered into a final definitive agreement for a Possible Transaction. The Recipient also agrees that, unless and until a final definitive agreement regarding a Possible Transaction has been executed and delivered, neither Party will be under any legal obligation of any kind whatsoever with respect to such Possible Transaction by virtue of this Agreement except for the matters specifically agreed to herein. Either Party may terminate discussions and negotiations with the other Party at any time.
          8. No Representations or Warranties; No Obligation to Disclose. The Recipient understands and acknowledges that neither the Provider nor its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Diligence Material furnished by or on behalf of the Provider and shall have no liability to the Recipient, its Representatives or any other Person relating to or resulting from the use of the Diligence Material furnished to the Recipient or its Representatives or any errors therein or omissions therefrom. As to the information delivered to the Recipient, the Provider will only be liable for those representations or warranties which are made in a final definitive agreement regarding a Possible Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. Nothing in this Agreement shall be construed as obligating a the Provider to provide, or to continue to provide, any information to any Person.
          9. Modifications and Waiver. No provision of this Agreement can be waived or amended in favor of either Party except by written consent of the other Party, which consent shall specifically refer to such provision and explicitly make such waiver or amendment. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.
          10. Remedies. Recipient understands and agrees that money damages would not be a sufficient remedy for any breach of this Agreement by Recipient or any of its Representatives and that Provider shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach or threat thereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to Provider.
          11. Legal Fees. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that either Recipient or its Representatives has breached this Agreement, then the Recipient shall be liable and pay to the Provider the reasonable legal fees and costs incurred in connection with such litigation, including any appeal therefrom.
          12. Governing Law. This Agreement is for the benefit of the Provider and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.
          13. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and if a covenant or provision is determined to be unenforceable by reason of its extent, duration, scope or otherwise, then the Parties intend and hereby request that the court or other authority making that determination shall only modify such extent, duration, scope or other provision to the extent necessary to make it enforceable and enforce it in its modified form for all purposes of this Agreement.
          14. Term. This Agreement shall terminate one (1) year after the date of this Agreement.
          15. Entire Agreement. This Agreement contains the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements,

understandings, arrangements and discussions between the Parties regarding such subject matter.
          16. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which shall be deemed to constitute a single instrument.
          IN WITNESS WHEREOF, each of the undersigned entities has caused this Agreement to be signed by its duly authorized representatives as of the date written below.

PROVIDER:	RECIPIENT:

IFL CORP.	[COMPANY NAME]

[Address]

By:	By:
Name:	Name:
Title	Title

EXHIBIT F
NOTICE OF ASSUMPTION AND ASSIGNMENT OF ASSUMED CONTRACTS

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:		Chapter 11
IFL Corp.,		Case No. 08-13589 (MG)

Debtor.
NOTICE OF ASSUMPTION AND ASSIGNMENT
OF EXECUTORY CONTRACT OR UNEXPIRED LEASE
          PLEASE TAKE NOTICE THAT:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”) has accepted the bid of                      (the “Successful Bidder”) for the purchase of substantially all of the Debtor’s assets (the "Assets”). The terms of the bid are set forth in the Asset Purchase

Agreement, dated as of                      , 2008 between the Debtor and the Successful Bidder (the “Agreement”). Capitalized terms used but not otherwise defined in this notice shall have the meaning ascribed to them in the Bidding Procedures Order.
          Pursuant to the terms of the Agreement, the Debtor will seek to assume and assign the contracts and leases listed on Exhibit 1 hereto (the “Assumed Contracts”) at the hearing to be held at 10:00 a.m. (Prevailing Eastern Time) on October 28, 2008 (the “Sale Hearing”) before the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004.
          Objections, if any, to the assumption and assignment of any Assumed Contract must (a) be in writing, (b) state with specificity the asserted objection, (c) conform to the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, (e) be filed with the Bankruptcy Court in accordance with General Order M-242 (as amended) — registered users of the Bankruptcy Court’s case filing system must file electronically, and all other parties-in-interest must file on a 3.5 inch disk (preferably in Portable Document Format (PDF), WordPerfect, or any other Windows-based word processing format), (f) be submitted in hard-copy form directly to the chambers of the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, and (g) be served in hard copy form within ten days of service of this Notice upon (i) the Debtor, 38 Park Avenue, 2nd Floor, Rutherford, New Jersey 07070 (Attn: Michael C. Keefe, Esq.), (ii) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq., (iii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (vii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004, Attention: Serene Nakano, Esq.

          If an objection to the assumption or assignment of an Assumed Contract is timely filed, a hearing with respect to the objection will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, at the Sale Hearing or such date and time as the Court may schedule.
          Objections to the assumption or assignment of an Assumed Contract must be filed and served in accordance with the foregoing paragraph on or before two (2) days prior to the Sale Hearing.

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone) (212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Counsel to the Debtor and Debtor in Possession
Dated:                     , 2008
            New York, New York

EXHIBIT G
CURE NOTICE

LOWENSTEIN SANDLER PC
Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262-6700 (Telephone)
(212) 262-7402 (Facsimile)
-and-
65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)
Proposed Counsel to the Debtor and Debtor in Possession
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:		Chapter 11
IFL Corp.,		Case No. 08-13589 (MG)

Debtor.
NOTICE OF CURE AMOUNT WITH RESPECT TO EXECUTORY
CONTRACT OR UNEXPIRED LEASE TO BE ASSUMED AND ASSIGNED
          PLEASE TAKE NOTICE THAT:
          Pursuant to the Order Under 11 U.S.C. § 105(a) And Fed. R. Bankr. P. 2002 And 9014 Approving (i) Bidding Procedures, (ii) Certain Bid Protections, (iii) Form And Manner Of Sale Notices, And (iv) Sale Hearing Date (the “Bidding Procedures Order”) entered by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on October 10, 2008, the above-captioned debtor and debtor-in-possession (the “Debtor”), hereby provides notice of its intent to assume and assign the executory contracts or unexpired leases (the “Assumed Contracts”) listed on Exhibit 1 hereto to the Purchaser or Successful

Bidder with respect to the Debtor’s Assets. Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed to them in the Bidding Procedures Order.
          On the Closing Date, or as soon thereafter as reasonably practicable, the Debtor will pay the amount that the Debtor’s records reflect is owing for prepetition arrearages as set forth on Exhibit 1 (the “Cure Amount”). The Debtor’s records reflect that all post-petition amounts owing under each Assumed Contract have been paid and will continue to be paid until the assumption and assignment of each Assumed Contract and that, other than the Cure Amount, there are no other defaults under any Assumed Contract.
          Objections, if any, to the proposed Cure Amount must (a) be in writing, (b) state with specificity the cure asserted to be required, (c) include appropriate documentation thereof, (d) conform to the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, (e) be filed with the Bankruptcy Court in accordance with General Order M-242 (as amended) — registered users of the Bankruptcy Court’s case filing system must file electronically, and all other parties-in-interest must file on a 3.5 inch disk (preferably in Portable Document Format (PDF), WordPerfect, or any other Windows-based word processing format), (f) be submitted in hard-copy form directly to the chambers of the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, and (g) be served in hard copy form within ten days of service of this Notice upon (i) the Debtor, 38 Park Avenue, 2nd Floor, Rutherford, New Jersey 07070 (Attn: Michael C. Keefe, Esq.), (ii) counsel for the Debtor, Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10022 (Attn: Sharon Levine, Esq. and S. Jason Teele, Esq., (iii) counsel for the Purchaser, Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Ave, Suite 4100, Dallas, Texas 75201 (Attn: Robert W. Dockery, Esq. and Kevin D. Rice, Esq.), and (vii) the United States Trustee for Region 2, 33 Whitehall Street, Suite 2100, New York, New York 10004, Attention: Serene Nakano, Esq.

          To be considered timely, all objections must be filed and served in accordance with the foregoing paragraph on or before ten (10) days from the date of this Notice.
          If an objection to the Cure Amount is timely filed, a hearing with respect to the objection will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of New York, One Bowling Green, Room 501, New York, New York 10004, at such date and time as the Court may schedule. A hearing regarding the Cure Amount, if any, may be continued at the sole discretion of the Debtor until after the Closing Date.
          The failure of any objecting person or entity to timely file its objection shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Motion, the sale of the Assets, or the Debtor’s consummation and performance of the Agreement (including the transfer of the Assets and the Assumed Contracts free and clear of all Liens and Claims), if authorized by the Court.
          Prior to the Closing Date, the Debtor or Successful Bidder may amend its decision with respect to the assumption and assignment of the Assumed Contracts and provide a new notice amending the information provided in this Notice.

LOWENSTEIN SANDLER PC

/s/ S. Jason Teele

Sharon L. Levine, Esq.
S. Jason Teele, Esq.
Timothy R. Wheeler, Esq.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
(212) 262- 6700 (Telephone)
(212) 262-7402 (Facsimile)

-and-

65 Livingston Avenue
Roseland, New Jersey 07068
(973) 597-2500 (Telephone)
(973) 597-2400 (Facsimile)

Counsel to the Debtor and Debtor in Possession
Dated:                     , 2008
            New York, New York